Managers
INVESTMENT GROUP

MARCH 1, 2009

PROSPECTUS

Managers Funds

- Managers Fremont Bond Fund

P025-0309

managersinvest.com

2–9	SUMMARY OF THE FUND

Managers Fremont Bond Fund

Summary of Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management

10–15	SHAREHOLDER GUIDE

Your Account

Investing through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

16	FINANCIAL HIGHLIGHTS

Managers Fremont Bond Fund

16	HOW TO CONTACT US

Managers Investment Group	1

SUMMARY OF THE FUND

FUND FACTS

Investment Style:

Debt Instruments

Benchmark:

Barclays Capital U.S. Aggregate Index

Ticker:

MBDFX

Investment Manager:

Managers Investment Group LLC

(the “Investment Manager”)

Subadvisor:

Pacific Investment Management

Company, LLC (“PIMCO”)

MANAGERS FREMONT BOND FUND

OBJECTIVE

The Fund’s investment objective is to maximize total return consistent with the preservation of capital.

FOCUS

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt instruments. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund may also invest in derivatives such as options, futures contracts, or swap agreements.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings, or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2008 was 3.71 years.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected PIMCO as the Fund’s Subadvisor. In an effort to provide consistently attractive returns, PIMCO typically:

•	Focuses on three- to five-year economic, demographic, and political forecasts to identify long-term interest rate trends.

•	Updates its long-term outlook annually by determining a general maturity/duration range for the portfolio in relation to the market.

•	Manages duration to help control risk.

•	Selects bonds that help the Fund meet its maturity requirements and satisfy its credit quality standards.

•	Sells all or part of the Fund’s holdings in a particular bond if:

—The security no longer represents good value;

—More attractive risk/return potential exists in an alternative position; or

—The security no longer fits with the strategy of the Fund.

As used in connection with the Fund, debt instruments include: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

2	Managers Investment Group

SUMMARY OF THE FUND

MANAGERS FREMONT BOND FUND

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•	Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•	Emerging Markets Risk—investments in emerging markets securities can be subject to the general risks of foreign securities, as well as additional risks which can result in greater volatility.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•

High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•	Liquidity Risk—particular investments may be difficult to sell at the best prices.

•

Market Risk—market prices of domestic and foreign securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•

Preferred Stock Risk—preferred stock is subject to the risks of equity securities generally, and its value may rise and fall rapidly and unpredictably due to a variety of factors, including changing economic, political or market conditions.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

•

U.S. Government Securities Risk—obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government will provide financial support.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

PORTFOLIO MANAGER

Bill Gross

Managing Director, Chief Investment

Officer of PIMCO, and Portfolio Manager

See “Fund Management” on page 8 for more information on the portfolio manager.

Managers Investment Group	3

SUMMARY OF THE FUND

MANAGERS FREMONT BOND FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Best Quarter: 6.37% (3rd Quarter 2001)

Worst Quarter: –3.48% (3rd Quarter 2008)

Average Annual Total Returns1 as of 12/31/08

Managers Fremont Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	–0.20%	4.03%	5.58%
Return After Taxes on Distributions	–3.65%	2.01%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	0.28%	2.35%	3.45%
Barclays Capital U.S. Aggregate Index[2] (before taxes)	5.24%	4.65%	5.63%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of Securities and Exchange Commission-registered securities. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

WHERE THE FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. The Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to intermediate-term bonds from around the world.

•	Seeking monthly income and moderate investment risk.

•	Willing to accept short-term volatility of returns.

4	Managers Investment Group

SUMMARY OF THE FUND

MANAGERS FREMONT BOND FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.35%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.76%
Fee Waiver and Reimbursements[1]	(0.17)%
Net Annual Fund Operating Expenses[2]	0.59%

[1]

The Investment Manager has contractually agreed, until at least March 1, 2010, to waive fees and/or reimburse expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.58% of the average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver or reimbursement and do not factor into the Fund’s contractual expense limitation.

[2]

The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$226	$406	$926

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUND

SUMMARY OF PRINCIPAL RISKS

CREDIT RISK

An issuer of bonds may not be able to meet interest or principal payments when the bonds come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. The risk of default is generally higher in the case of mortgage-backed securities that include so-called “subprime” mortgages. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

DERIVATIVES RISK

Derivatives include options, futures, and forwards, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives will involve costs, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

EMERGING MARKETS RISK

Investments in emerging markets securities involve all of the risks of investments in foreign securities (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

FOREIGN SECURITIES RISK

Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

HIGH YIELD RISK

A Fund that invests in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than a Fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Below investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

INTEREST RATE RISK

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage

6	Managers Investment Group

SUMMARY OF THE FUND

SUMMARY OF PRINCIPAL RISKS

point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by a Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed-income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PREFERRED STOCK RISK

A Fund may invest in preferred stock, which are equity securities that pay dividends at a specified rate and generally have preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but are junior to the debt securities of the issuer in those same respects. Preferred stock is subject to the risks of equity securities generally, such as market risk, and as such, the value of preferred stock may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions and events that affect particular industries or companies.

PREPAYMENT RISK

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back any time. Typically, debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, purchasers of a 30-year, 5% coupon bond can anticipate that they will receive a 5% return on their original capital, but unless they can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

U.S. GOVERNMENT SECURITIES

Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Managers Investment Group	7

SUMMARY OF THE FUND

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated March 1, 2009 (the “SAI”).

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. This temporary defensive position may be inconsistent with the Fund’s investment objective and principal investment strategies. The Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

The Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover.

Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs, and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

INVESTMENT OBJECTIVE

The Fund’s investment objective may be changed without shareholder approval.

FUND MANAGEMENT

The Fund is a series of Managers Trust I, a Massachusetts business trust (the “Trust”). The Fund is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 333 W. Wacker Drive, Chicago, Illinois 60606, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

The Fund’s Subadvisor is PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660. William H. Gross, CFA, Portfolio Manager of the Fund since March 1994, is a founder and Managing Director of PIMCO. Mr. Gross has served as Managing Director since the firm’s inception in 1971, and has over 30 years of professional fixed-income investment experience. In addition to serving as Subadvisor to the Fund, PIMCO managed over $747 billion in fixed-income investments for institutional clients as of December 31, 2008.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.40% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to PIMCO.

Additional information regarding other accounts managed by the portfolio manager, his compensation and ownership of Fund shares is available in the Fund’s SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Fund between the Trust and the Investment Manager and the Subadvisory Agreement for the Fund between the Investment Manager and the Subadvisor is available in the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2008.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the Fund and selects and recommends to the Fund’s Board of Trustees investment advisors (the “Subadvisors”) to manage the Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated Subadvisors for the Fund. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

8	Managers Investment Group

SUMMARY OF THE FUND

FUND MANAGEMENT

PIMCO Regulatory and Litigation Matters

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

Managers Investment Group	9

SHAREHOLDER GUIDE

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Fund or to redeem out of the Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value (“NAV”) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for shareholder servicing provided by these programs. The servicing fees are paid out of the assets of the Fund on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

10	Managers Investment Group

SHAREHOLDER GUIDE

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. The Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

Managers Investment Group	11

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares*…
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PNC Global Investment Servicing (U.S.) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•   Name of the Fund

•   Dollar amount or number of shares you wish to sell

•   Your name

•   Your account number

•   Signatures of all account owners

Mail your letter to:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Redemptions of $50,000 and over require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions that are below $50,000.

12	Managers Investment Group

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Fremont Bond Fund

	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions including but not limited to the following examples:

•	Redeem your account if its value falls below $500 due to redemptions you make, but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (the “SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 14.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolios, increase the Fund’s expenses, and have a negative impact on the Fund’s performance.

Managers Investment Group	13

SHAREHOLDER GUIDE

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and their shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Fund for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 15.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any fund that you are considering for an exchange. When you purchase the fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from the Fund. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares dividends daily and pays them out monthly, and normally pays net capital gains distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

14	Managers Investment Group

SHAREHOLDER GUIDE

CHANGES TO YOUR ACCOUNT

The Fund will mail correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Prospectus. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain distributions are taxable to you as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. Special tax rules apply to investments through such plans.

You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

OTHER TAX MATTERS

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would generally be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your U.S. federal income tax return, subject to certain limitations.

In addition, certain of the Fund’s investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

Managers Investment Group	15

FINANCIAL HIGHLIGHTS AND HOW TO CONTACT US

The following Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

	For the Fiscal year ended October 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.41	$10.31	$10.31	$10.79	$10.43
Income from Investment Operations:
Net investment income	0.57	0.47	0.47	0.37	0.24
Net realized and unrealized gain (loss) on investments	(0.61)	0.13	(0.00)[3]	(0.17)	0.42
Total from investment operations	(0.04)	0.60	0.47	0.20	0.66
Less Distributions to Shareholders from:
Net investment income	(0.52)	(0.50)	(0.47)	(0.35)	(0.25)
Net realized gain on investments	—	—	—	(0.33)	(0.05)
Total distributions to shareholders	(0.52)	(0.50)	(0.47)	(0.68)	(0.30)
Net Asset Value, End of Year	$9.85	$10.41	$10.31	$10.31	$10.79
Total Return[1]	(0.60)%	5.96%	4.75%	2.00%	6.45%
Ratio of net operating expenses to average net assets	0.58%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets[1]	4.47%	4.86%	4.72%	3.43%	2.24%
Portfolio turnover	431%	249%	244%	392%	113%
Net assets at end of year (000’s omitted)	$1,036,504	$1,207,072	$1,163,251	$971,130	$852,799

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.75%	0.77%	0.77%	0.72%	0.69%
Ratio of net investment income to average net assets	4.30%	4.69%	4.55%	3.31%	2.15%

[1]        Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]        Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

[3]        Rounds to less than ($0.01) per share.

HOW TO CONTACT US

MANAGERS FREMONT BOND FUND

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

333 W. Wacker Drive

Chicago, Illinois 60606

312.424.1200 or 800.835.3879

DISTRIBUTOR

Managers Distributors, Inc.

333 W. Wacker Drive

Chicago, Illinois 60606

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

16	Managers Investment Group

PRIVACY POLICY

We recognize the importance of safeguarding your personal information.

Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Fund). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

WHERE TO FIND ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information (the “SAI”) contains additional information about the Fund and its investments. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. To request free copies of these materials or to make other inquiries, please contact the Fund:

•	By telephone:

800.835.3879

•	By mail:

Managers Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site

at www.managersinvest.com

Information about the Fund, including the Fund’s current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2009 Managers Investment Group LLC

Investment Company Act Registration Number 811-06520

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1	OVERVIEW

2-37	SUMMARY OF THE FUNDS

Managers Fremont Global Fund

Managers Small Cap Fund

Managers Fremont Micro-Cap Fund

Managers Fremont Institutional Micro-Cap Fund

Managers Real Estate Securities Fund

Managers Fremont Bond Fund

Managers California Intermediate Tax-Free Fund

Summary of Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management

37-44	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

45-48	FINANCIAL HIGHLIGHTS

Managers Fremont Global Fund

Managers Small Cap Fund

Managers Fremont Micro-Cap Fund

Managers Fremont Institutional Micro-Cap Fund

Managers Real Estate Securities Fund

Managers Fremont Bond Fund

Managers California Intermediate Tax-Free Fund

49	HOW TO CONTACT US

Managers Investment Group

OVERVIEW

This Prospectus contains important information about the Managers Fremont Global Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund, and Managers California Intermediate Tax-Free Fund (each, a “Fund,” and together the “Funds”). Each Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to these Funds.

Each Fund is subject to management risk because it is an actively managed investment portfolio. Each Fund’s Subadvisor or Subadvisors will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest and keep it for future reference. You should base your purchase of shares of a Fund on your own goals, risk preferences, and investment time horizons.

The following Summary of the Funds identifies each Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in each Fund begins after the Summary of the Funds.

Managers Investment Group	1

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. and International Stocks, Bonds, and Short-Term Securities

Benchmarks:

S&P 500 Index

Composite Index (65% MSCI World Index and 35% Barclays Capital Global Aggregate Index)

Ticker:

MMAFX

Subadvisors:

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of the MacGraw-Hill Companies, Inc. All rights reserved.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistribution of the MSCI data is strictly prohibited.

MANAGERS FREMONT GLOBAL FUND

OBJECTIVE

The Fund’s investment objective is to maximize total return.

FOCUS

The Fund intends to meet its objective through prudent asset allocation among stocks, bonds, and cash. The Fund typically invests in growth and value stocks of all market capitalizations, as well as bonds that are rated investment-grade (Baa/BBB or better), with an average bond component duration of between four and seven years.

Under normal circumstances, the Fund invests in at least 10 countries, including the United States. Under normal circumstances, the Fund will invest at least 40% of its net assets, plus the amount of any borrowing for investment purposes, in investments (permitted by applicable law) of issuers organized, located, or doing a substantial amount of business outside the United States, including investments in such issuers made through the Fund’s investment in one or more mutual funds that invest in such investments. The Fund considers a company that derives at least 50% of its revenues from business outside the United States or that has at least 50% of its assets outside the United States as doing a substantial amount of business outside the United States. The Fund may enter into forward foreign currency exchange contracts.

PRINCIPAL INVESTMENT STRATEGIES

As the advisor to the Fund, the Investment Manager oversees the overall asset allocation and selection of investments for the Fund. The overall asset allocation is determined by:

•	Developing global economic and financial forecasts; and

•	Examining financial market valuations to determine the most advantageous mix of stocks, bonds, and cash.

Each company that serves as a Subadvisor to the Fund applies fundamental and quantitative investment research techniques when deciding which investments to buy or sell.

Typically, each Subadvisor sells holdings in a particular security if:

•	Valuation is no longer attractive compared with other investments;

•	Greater risk/return potential exists in an alternative position; or

•	The security no longer fits with the strategy of the Fund.

Additionally, to gain exposure to the global bond market, the Fund invests a portion of its assets in shares of an underlying mutual fund, Managers Global Bond Fund (the “Global Bond Fund”). Under normal circumstances, the Global Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). Under normal conditions, the Global Bond Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, and supranational organizations such as the World Bank. From time to time, the Global Bond Fund may invest in unrated bonds which are considered by the Global Bond Fund’s Subadvisor to be of comparable quality and creditworthiness as rated securities. Under normal conditions, the Global Bond Fund typically invests in at least seven countries, including the United States. Please see the Global Bond Fund prospectus for additional information on the investment strategies and risks of the Global Bond Fund.

2	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT GLOBAL FUND

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•	Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•

Investment Company Risk—since a portion of the Fund’s assets are invested in an underlying fund, a portion of the Fund’s performance is directly related to the performance of the underlying fund and shareholders bear additional expenses.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•

Market Risk—market prices of domestic and foreign securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

SUBADVISORS

See “Fund Management” on pages 33 and 34 for more information on the Subadvisors.

Managers Investment Group	3

SUMMARY OF THE FUNDS

MANAGERS FREMONT GLOBAL FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index and a composite index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for each Index. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Best Quarter: 15.99% (4th Quarter 1999)

Worst Quarter: –17.72% (4th Quarter 2008)

Average Annual Total Returns1 as of 12/31/08

Managers Fremont Global Fund	1 Year	5 Years	10 Years
Return Before Taxes	–36.52%	–1.40%	0.20%
Return After Taxes on Distributions	–37.00%	–2.51%	–1.25%
Return After Taxes on Distributions and Sale of Fund Shares	–23.12%	–1.77%	–0.56%
S&P 500 Index[2] (before taxes)	–37.00%	–2.19%	–1.38%
Managers Fremont Global Fund Composite Index[3] (before taxes)	–26.65%	1.77%	1.74%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]	The S&P 500 Index is a market capitalization weighted index of 500 U.S. common stocks. The returns shown for the Index reflect no deduction of fees, expenses, or taxes.
[3]

The Composite Index is comprised of 65% of the MSCI World Index and 35% of the Barclays Capital Global Aggregate Index (formerly the Lehman Brothers Global Aggregate Index). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure global developed markets equity performance. The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The returns shown for the Composite Index reflect no deduction of fees, expenses, or taxes.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of our overall investment allocation if you are:

•	Looking to gain exposure to a wide range of investments from around the world.

•	Seeking a mutual fund that invests in stocks, bonds, and short-term securities.

•	Seeking exposure to both growth- and income-oriented investments.

•	Willing to accept short-term volatility of returns.

4	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT GLOBAL FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.48%
Acquired Fund Fees and Expenses	0.40%
Total Annual Fund Operating Expenses	1.48%
Fee Waiver and Reimbursement[1]	(0.27)%
Net Annual Fund Operating Expenses[2]	1.21%

[1]

The Investment Manager has agreed to waive a portion of its administrative fee for the Fund with respect to those assets of the Fund invested in the Managers Global Bond Fund such that its administrative fee will be 0.05% of the average daily net assets invested in the Managers Global Bond Fund. The Investment Manager has contractually agreed, until March 1, 2010, to waive its entire management fee for the Fund with respect to those assets of the Fund invested in the Managers Global Bond Fund.

[2]

The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$441	$782	$1,745

The Example reflects the impact of the Fund’s administrative fee waiver and contractual management fee waiver through March 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Small-Cap Equities

Benchmark:

Russell 2000® Growth Index

Ticker:

MSSCX

Subadvisor:

TimesSquare Capital Management, LLC

(“TimesSquare”)

Note: This Fund is currently closed to new investors. Please see page 33 for further information.

The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS SMALL CAP FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of U.S. small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. TimesSquare, the Subadvisor to the Fund, generally considers a company to be a small-capitalization company if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell 2000® Growth Index. As of December 31, 2008, the range of market capitalizations for the Russell 2000® Growth Index was $9.3 million to $7.1 billion. The Fund may retain securities that it already has purchased even if the company drops below or outgrows the capitalization range.

The Fund primarily invests in common and preferred stocks and may invest in stocks that are traded in the over-the-counter (OTC) market. The Fund typically limits its investments in any single company to 5% of the Fund’s net assets.

PRINCIPAL INVESTMENTSTRATEGIES

The Investment Manager to the Fund has selected TimesSquare as the Fund’s Subadvisor. TimesSquare applies fundamental bottom-up investment research techniques when deciding which stocks to buy or sell. Typically, TimesSquare:

•	Focuses on growing companies that are selling at attractive valuations.

•	Diversifies the Fund’s portfolio by applying sector and security weighting limitations.

•	Identifies stocks that are selling at prices they believe are reasonable valuations and have the potential to appreciate.

•	Sells all or part of the Fund’s holdings in a particular stock if:

•	It no longer meets the Fund’s investment criteria;

•	The portfolio managers believe the company issuing the security is unable to sustain a competitive advantage;

•	The portfolio managers anticipate a deterioration in the company’s fundamentals; or

•	The portfolio managers determine that the security is overvalued.

While TimesSquare is committed to a small-cap focus for the overall portfolio, it may keep a company’s stock if it has appreciated beyond the small-cap range described above.

6	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS SMALL CAP FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

•

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to small-cap stocks.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Grant Babyak

Chief Executive Officer, Managing Director, and Senior Portfolio Manager

Kenneth C. Duca, CFA

Director and Portfolio Manager

See “Fund Management” on pages 34 and 35 for more information on the portfolio managers.

Managers Investment Group	7

SUMMARY OF THE FUNDS

MANAGERS SMALL CAP FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information also reflects the impact of the Fund’s previous contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Best	Quarter: 62.16% (4th Quarter 1999)
Worst	Quarter: –33.76% (3rd Quarter 2001)

Average Annual Total Returns1 as of 12/31/08

Managers Small Cap Fund	1 Year	5 Years	10 Years
Return Before Taxes	–34.90%	–0.14%	2.10%
Return After Taxes on Distributions	–34.90%	–0.14%	1.49%
Return After Taxes on Distributions and Sale of Fund Shares	–22.69%	–0.12%	1.61%
Russell 2000 Growth® Index[2] (before taxes)	–38.54%	–2.35%	–0.76%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe and includes those companies in the Russell 2000® Index with higher price-to book ratios and higher forecasted values. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

8	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS SMALL CAP FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.43%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.44%

[1]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$147	$456	$787	$1,724

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	9

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Micro-Cap Equities

Benchmark:

Russell Microcap® Index

Russell 2000® Index

Ticker:

MMCFX

Subadvisors:

Next Century Growth Investors LLC

(“Next Century”)

Lord, Abbett & Co. LLC

(“Lord Abbett”)

WEDGE Capital Management L.L.P.

(“WEDGE Capital”)

OFI Institutional Asset Management, Inc.

(“OFII”)

The Russell Microcap® Index and the Russell 2000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS FREMONT MICRO-CAP FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund generally considers a stock to be a micro-cap stock if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell Microcap® Index. As of December 31, 2008, the range of market capitalizations for the Russell Microcap® Index was $0.7 million to $1.5 billion. The Fund may retain securities that it already has purchased even if the stock outgrows the capitalization limits.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Specifically:

•

One Subadvisor utilizes a value approach to investing whereby the Subadvisor uses both quantitative and qualitative techniques to identify companies that have favor- able return potential but are selling at reasonable valuations.

•

Another Subadvisor utilizes a core approach to investing whereby the Subadvisor seeks companies that are run by strong management, have a sustainable competitive advantage, long product cycle and pricing flexibility while consistently delivering a high sustained return on investment.

•	The other two Subadvisors utilize a growth approach to investing whereby they seek to identify companies that appear to have the potential for more rapid growth than the overall economy.

•	A Subadvisor will typically sell a stock if it believes that the original investment thesis for why it purchased the stock is no longer intact.

10	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT MICRO-CAP FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•

Micro-Capitalization Stock Risk—the stocks of micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to micro-cap companies.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns, in particular those associated with the smallest U.S. stocks.

SUBADVISORS

See “Fund Management” on pages 35 and 36 for more information on the portfolio managers.

Managers Investment Group	11

SUMMARY OF THE FUNDS

MANAGERS FREMONT MICRO-CAP FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broadly based securities market indices. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Indices. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective December 10, 2007, some of the Fund’s investment strategies changed concurrent with the hiring of new Subadvisors. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Calendar Year Total Returns

Best Quarter: 49.70% (4th Quarter 1999)

Worst Quarter: –24.71% (4th Quarter 2008)

Average Annual Total Returns1 as of 12/31/08

Managers Fremont Micro-Cap Fund	1 Year	5 Years	10 Years
Return Before Taxes	–38.18%	–4.15%	6.27%
Return After Taxes on Distributions	–38.81%	–4.34%	4.53%
Return After Taxes on Distributions and Sale of Fund Shares	–24.03%	–3.49%	4.58%
Russell Microcap®Index[2] (before taxes)	–39.78%	–5.44%	– [3]
Russell 2000®Index[4] (before taxes)	–33.79%	–0.93%	3.02%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

Russell Microcap® Index measures the performance of the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small-cap Russell 2000® Index based on a combination of their market cap and current index membership, and it includes the next 1,000 securities. The returns shown for the Index reflect no deduction of fees, expenses, or taxes.

[3]	Since the Russell Microcap® Index’s inception date of June 30, 2000, the average annual total return for the Index was 0.89%.
[4]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The returns shown for the Index reflect no deduction of fees, expenses, or taxes.

12	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT MICRO-CAP FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.66%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.68%
Fee Waiver and Reimbursement[1]	(0.10)%
Net Annual Fund Operating Expenses[2]	1.58%

[1]

The Investment Manager has contractually agreed, until at least March 1, 2010, to waive fees and/or reimburse expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.56%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver or reimbursement and do not factor into the Fund’s contractual expense limitation.

[2]

The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$161	$520	$903	$1,979

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	13

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Micro-Cap Equities

Benchmark:

Russell Microcap® Index

Russell 2000® Index

Ticker:

MIMFX

Subadvisors:

Next Century Growth Investors LLC

(“Next Century”)

Lord, Abbett & Co. LLC

(“Lord Abbett”)

WEDGE Capital Management L.L.P.

(“WEDGE Capital”)

OFI Institutional Asset Management, Inc.

(“OFII”)

The Russell Microcap® Index and the Russell 2000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund generally considers a stock to be a micro-cap stock if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell Microcap® Index. As of December 31, 2008, the range of market capitalizations for the Russell Microcap® Index was $0.7 million to $1.5 billion. The Fund may retain securities that it already has purchased even if the stock outgrows the capitalization limits.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Specifically:

•

One Subadvisor utilizes a value approach to investing whereby the Subadvisor uses both quantitative and qualitative techniques to identify companies that have favorable return potential but are selling at reasonable valuations.

•

Another Subadvisor utilizes a core approach to investing whereby the Subadvisor seeks companies that are run by strong management, have a sustainable competitive advantage, long product cycle and pricing flexibility while consistently delivering a high sustained return on investment.

•	The other two Subadvisors utilize a growth approach to investing whereby they seek to identify companies that appear to have the potential for more rapid growth than the overall economy.

•	A Subadvisor will typically sell a stock if it believes that the original investment thesis for why it purchased the stock is no longer intact.

14	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUNDS

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•

Micro-Capitalization Stock Risk—the stocks of micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to micro-cap companies.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns, in particular those associated with the smallest U.S. stocks.

SUBADVISORS

See “Fund Management” on pages 35 and 36 for more information on the portfolio managers.

Managers Investment Group	15

SUMMARY OF THE FUNDS

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broadly based securities market indices. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Indices. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective December 10, 2007, some of the Fund’s investment strategies changed concurrent with the hiring of new Subadvisors. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Calendar Year Total Returns

Best Quarter: 53.05% (4th Quarter 1999)

Worst Quarter: -23.93% (4th Quarter 2008)

Average Annual Total Returns1 as of 12/31/08

Managers Fremont Institutional Micro-Cap Fund	1 Year	5 Years	10 Years
Return Before Taxes	–39.06%	–4.45%	7.62%
Return After Taxes on Distributions	–40.35%	–6.33%	4.75%
Return After Taxes on Distributions and Sale of Fund Shares	–23.78%	–3.71%	5.68%
Russell Microcap® Index[2] (before taxes)	–39.78%	–5.44%	— [3]
Russell 2000® Index[4] (before taxes)	–33.79%	–0.93%	3.02%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

Russell Microcap® Index measures the performance of the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small-cap Russell 2000® Index based on a combination of their market cap and current index membership, and it includes the next 1,000 securities. The returns shown for the Index reflect no deduction of fees, expenses, or taxes.

[3]	Since the Russell Microcap® Index’s inception date of June 30, 2000, the return for the Index was 0.89%.
[4]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The returns shown for the Index reflect no deduction of fees, expenses, or taxes.

16	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.55%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.57%
Fee Waiver and Reimbursement[1]	(0.20)%
Net Annual Fund Operating Expenses[2]	1.37%

1	The Investment Manager has contractually agreed, through at least March 1, 2010, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.35% of the average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation.
2	The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$139	$476	$836	$1,850

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	17

SUMMARY OF THE FUNDS

Fund Facts

Investment Style:

Stocks of Companies Principally Engaged in the Real Estate Industry

Benchmark:

Dow Jones Wilshire REIT Index

S&P 500 Index

Ticker:

MRESX

Subadvisor:

Urdang Securities Management, Inc. (“Urdang”)

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

MANAGERS REAL ESTATE SECURITIES FUND

OBJECTIVE

The Fund’s investment objective is to achieve a combination of income and long-term capital appreciation.

FOCUS

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts (“REITs”). This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice.

For purposes of the Fund’s investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from, or if it has at least 50% of its assets in, companies principally engaged in the real estate industry, including REITs. The Fund is non-diversified and may hold a greater percentage of its assets in securities of a single issuer or a smaller number of issuers than a diversified fund. The Fund usually holds approximately 35 to 40 stocks.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager to the Fund has selected Urdang as the Fund’s subadvisor. Urdang applies fundamental investment research techniques when deciding which securities to buy or sell. Typically, Urdang:

•	Monitors factors such as real estate trends and industry fundamentals of real estate sectors including office, apartment, retail, hotel, and industrial.

•

Selects stocks by evaluating each company’s real estate value, quality of its assets, and management record for improving earnings and increasing asset value relative to other publicly traded real estate companies.

•	Sells all or part of the Fund’s holdings in a particular security if:

•	The security appreciates to a premium relative to other real estate companies; or

•	The anticipated return is not sufficient compared with the risk of continued ownership.

18	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS REAL ESTATE SECURITIES FUND

PRINCIPAL RISKS

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•

Non-Diversified Fund Risk—a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, such as a corporate or government entity, which can place the Fund at greater risk.

•

Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to diversify your portfolio and gain exposure to real estate stocks.

•	Seeking income and long-term capital appreciation from a portfolio of real estate stocks.

•	Willing to accept short-term price fluctuation and greater volatility.

PORTFOLIO MANAGERS

Todd Bridell, CFA

Chief Investment Officer and Managing Director

Dean Frankel, CFA

Senior Portfolio Manager and Vice President

Eric Rothman

Portfolio Manager

See “Fund Management” on page 36 for more information on the portfolio managers.

Managers Investment Group	19

SUMMARY OF THE FUNDS

MANAGERS REAL ESTATE SECURITIES FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index and a specialized index reflecting the market in which the Fund primarily invests. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Indices. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Best Quarter: 16.73% (4th Quarter 2004)

Worst Quarter: –37.94% (4th Quarter 2008)

Average Annual Total Returns1 as of 12/31/08

Managers Real Estate Securities Fund	1 Year	5 Years	10 Years
Return Before Taxes	–36.48%	1.67%	6.78%
Return After Taxes on Distributions	–37.03%	–1.73%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares	–23.60%	1.46%	5.38%
Dow Jones Wilshire Reit Index[2] (before taxes)	–39.20%	0.65%	7.65%
S&P 500 Index[3] (before taxes)	–37.00%	–2.19%	–1.38%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]	The Dow Jones Wilshire REIT Index measures U.S. publicly traded Real Estate Investment Trusts. The returns shown for the Index reflect no deduction of fees, expenses, or taxes.
[3]	The S&P 500 Index is a market capitalization weighted index of 500 U.S. common stocks. The returns shown for the Index reflect no deduction of fees, expenses, or taxes.

20	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS REAL ESTATE SECURITIES FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.95%
Total Annual Fund Operating Expenses	1.80%
Fee Waiver and Reimbursement[2]	(0.30)%
Net Annual Fund Operating Expenses[3]	1.50%

[1]

In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

[2]

The Investment Manager has contractually agreed, through at least March 1, 2010, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.50% of the average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired fund fees and expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

[3]

The Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$537	$947	$2,091

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	21

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Debt Instruments

Benchmark:

Barclays Capital U.S. Aggregate Index

Ticker:

MBDFX

Subadvisor:

Pacific Investment Management

Company, LLC (“PIMCO”)

MANAGERS FREMONT BOND FUND

OBJECTIVE

The Fund’s investment objective is to maximize total return consistent with the preservation of capital.

FOCUS

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt instruments. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund may also invest in derivatives such as options, futures contracts, or swap agreements.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service (“Moody’s”), or equivalently rated by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings, or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2008 was 3.71 years.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected PIMCO as the Fund’s Subadvisor. In an effort to provide consistently attractive returns, PIMCO typically:

•	Focuses on three- to five-year economic, demographic, and political forecasts to identify long-term interest rate trends.

•	Updates its long-term outlook annually by determining a general maturity/duration range for the portfolio in relation to the market.

•	Manages duration to help control risk.

•	Selects bonds that help the Fund meet its maturity requirements and satisfy its credit quality standards.

•	Sells all or part of the Fund’s holdings in a particular bond if:

•	The security no longer represents good value;

•	More attractive risk/return potential exists in an alternative position; or

•	The security no longer fits with the strategy of the Fund.

As used in connection with the Fund, debt instruments include: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions,

22	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT BOND FUND

agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

•	Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•	Emerging Markets Risk—investments in emerging markets securities can be subject to the general risks of foreign securities, as well as additional risks which can result in greater volatility.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•

High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•	Liquidity Risk—particular investments may be difficult to sell at the best prices.

•

Market Risk—market prices of domestic and foreign securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•

Preferred Stock Risk—preferred stock is subject to the risks of equity securities generally, and its value may rise and fall rapidly and unpredictably due to a variety of factors, including changing economic, political or market conditions.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

•

U.S. Government Securities Risk—obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government will provide financial support.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

PORTFOLIO MANAGER

Bill Gross

Managing Director, Chief Investment Officer, and Portfolio Manager

See “Fund Management” on pages 36 and 37 for more information on the portfolio manager.

Managers Investment Group	23

SUMMARY OF THE FUNDS

MANAGERS FREMONT BOND FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Best Quarter: 6.37% (3rd Quarter 2001)

Worst Quarter: –3.48% (3rd Quarter 2008)

Average Annual Total Returns1 as of 12/31/08

Managers Fremont Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	–0.20%	4.03%	5.58%
Return After Taxes on Distributions	–3.65%	2.01%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	0.28%	2.35%	3.45%
Barclays Capital U.S. Aggregate Index[2] (before taxes)	5.24%	4.65%	5.63%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of Securities and Exchange Commission-registered securities. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

WHERE THE FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. The Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to intermediate-term bonds from around the world.

•	Seeking monthly income and moderate investment risk.

•	Willing to accept short-term volatility of returns.

24	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS FREMONT BOND FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.35%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.76%
Fee Waiver and Reimbursements[1]	(0.17)%
Net Annual Fund Operating Expenses[2]	0.59%

[1]

The Investment Manager has contractually agreed, until at least March 1, 2010, to waive fees and/or reimburse expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.58% of the average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver or reimbursement and do not factor into the Fund’s contractual expense limitation.

[2]

The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$226	$406	$926

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	25

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

High-Quality Intermediate-Term

California Municipal Bonds

Benchmark:

Barclays Capital 5-Year Municipal Bond

Index

Ticker:

MCATX

Subadvisor:

Miller Tabak Asset Management, LLC

(“Miller Tabak Asset Management”)

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

OBJECTIVE

The Fund’s investment objective is to achieve income free from Federal and California state income taxes, including the alternative minimum tax (“AMT”).

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including the AMT. This policy is a fundamental policy of the Fund and may not be changed without shareholder approval.

The Fund is intended for California residents. The bonds in which the Fund typically invests have a rating comparable to the four highest ratings categories of Moody’s or S&P, with a dollar-weighted average maturity of 3 to 10 years. The Fund is structured as a non-diversified fund and may hold a greater percentage of its assets in securities of a single issuer or a smaller number of issuers than a diversified fund. Although the Fund is structured as a non-diversified fund, it is likely to be diversified most of the time.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager to the Fund has selected Miller Tabak Asset Management as the Fund’s Subadvisor. In seeking to achieve the Fund’s objective, the Subadvisor typically:

•

Follows a disciplined and well defined investment process, using an active total-return portfolio management style that relies on extensive and proprietary research and analysis to achieve the Fund’s investment objective.

•	Utilizes a buy discipline that incorporates the following analyses:

•	Supply Analysis—the Subadvisor examines the supply and/or demand of municipal securities available in the market, including aggregate municipal supply, secondary market supply and dealer inventories.

•

Credit Analysis—the Subadvisor generally seeks fixed-income municipal securities of issuers whose credit profiles it believes are improving, focusing on major economic trends as well as an issuer’s project and systems operations.

•

Individual Bond Structure Analysis—the Subadvisor selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, prepayment risk, reinvestment risk and the complex legal and technical structure of the transaction.

•	Sells all or part of the Fund’s holdings in a particular bond if:

•	The issuer’s investment fundamentals begin to deteriorate.

•	The Subadvisor identifies more attractive yield opportunities.

•	The individual security no longer appears to meet the portfolio’s investment objective.

•	The Fund needs to meet liquidity needs.

•	The Subadvisor determines to shorten or lengthen the overall duration of the portfolio.

26	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•	Liquidity Risk—particular investments may be difficult to sell at the best prices.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•	Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value in municipal bonds.

•

Non-Diversified Fund Risk—a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, such as a corporate or government entity, which can place the Fund at greater risk.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

•	State Concentration Risk—economic, political, or regulatory changes that affect California could adversely affect municipal bond issuers in California.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Interested in the income potential of California municipal bonds.

•	A California resident seeking monthly income exempt from Federal and California state income taxes.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

Michael Pietronico

Chief Executive Officer and Portfolio Manager

See “Fund Management” on pages 37 or more information on the portfolio manager.

Managers Investment Group	27

SUMMARY OF THE FUNDS

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Best Quarter: 4.40% (3rd Quarter 2004)

Worst Quarter: –2.72% (2nd Quarter 2004)

Average Annual Total Returns1 as of 12/31/08

Managers California Intermediate Tax-free fund	1 Year	5 Years	10 Years
Return Before Taxes	–1.36%	2.75%	3.68%
Return After Taxes on Distributions	–1.36%	2.60%	3.55%
Return After Taxes on Distributions and Sale of Fund Shares	0.40%	2.90%	3.72%
Barclays Capital 5-Yr. Municipal Bond Index[2] (before taxes)	5.78%	3.57%	4.57%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Barclays Capital 5-Year Municipal Bond Index (formerly the Lehman Brothers 5-Year Municipal Bond Index) provides a broad based performance measure of the U.S. municipal bond market, consisting of securities with 4-6 year maturities. The Index tracks general obligation, revenue, insured and prerefunded bonds with a minimum credit rating of Baa by Moody’s (a leading bond rating agency). The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

28	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.37%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.43%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.81%
Fee Waiver and Reimbursements[1]	(0.25)%
Net Annual Fund Operating Expenses[2]	0.56%

[1]

The Investment Manager has contractually agreed, through at least March 1, 2010, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.55% of the average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired fund fees and expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

[2]

The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$234	$425	$978

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	29

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

This section presents more detailed information about the Funds’ risks, however, not all Funds do, or are permitted by applicable law to, invest in the types of instruments mentioned.

CREDIT RISK

An issuer of bonds may not be able to meet interest or principal payments when the bonds come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. The risk of default is generally higher in the case of mortgage-backed securities that include so-called “sub-prime” mortgages. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

DERIVATIVES RISK

Derivatives include options, futures, and forwards, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives will involve costs, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for a Fund.

EMERGING MARKETS RISK

Investments in emerging markets securities involve all of the risks of investments in foreign securities (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

FOREIGN SECURITIES RISK

Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

HIGH YIELD RISK

A Fund that invests in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than a Fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Below investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

INTEREST RATE RISK

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the

30	Managers Investment Group

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS (Continued)

maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

INVESTMENT COMPANY RISK

Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by a Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

MICRO-CAPITALIZATION STOCK RISK

The stocks of micro-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in micro-capitalization companies may underperform other stock funds (such as small-, medium- and large-company stock funds) when stocks of micro-capitalization companies are out of favor.

MUNICIPAL MARKET RISK

Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others.

NON-DIVERSIFIED FUND RISK

A Fund which is “non-diversified” can invest a greater percentage of its assets in a single issuer or a group of issuers than a diversified fund. To the extent that a Fund invests significant portions of its portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to additional risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PREFERRED STOCK RISK

A Fund may invest in preferred stock, which are equity securities that pay dividends at a specified rate and generally have preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but are junior to the debt securities of the issuer in those same respects. Preferred stock is subject to the risks of equity securities generally, such as market risk, and as such, the value of preferred stock may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions and events that affect particular industries or companies.

PREPAYMENT RISK

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back any time. Typically, debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Managers Investment Group	31

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS (Continued)

REAL ESTATE INDUSTRY RISKS

The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, purchasers of a 30-year, 5% coupon bond can anticipate that they will receive a 5% return on their original capital, but unless they can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SECTOR RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors.

SMALL-CAPITALIZATION STOCK RISK

The stocks of small-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

STATE CONCENTRATION RISK

Funds that primarily purchase municipal bonds from California also bear investment risk from economic, political, or regulatory changes that could adversely affect municipal bond issuers in California and therefore the value of a Fund’s investment portfolio.

U.S. GOVERNMENT SECURITIES RISK

Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what a Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information dated March 1, 2009 (the “SAI”).

TEMPORARY DEFENSIVE MEASURES

From time to time, each Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. This temporary defensive position may be inconsistent with a Fund’s investment objective and principal investment strategies. A Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

Each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

32	Managers Investment Group

SUMMARY OF THE FUNDS

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

INVESTMENT OBJECTIVES

Each Fund’s investment objective may be changed without shareholder approval.

FUND CLOSURE

Managers Small Cap Fund

The Managers Small Cap Fund is currently closed to new investors except as indicated below. Shareholders who owned shares of the Managers Small Cap Fund when it was closed on June 15, 2006, may continue to purchase additional shares in their existing accounts. Financial advisors, institutions, intermediaries, and other platforms that have existing client assets or accounts in the Managers Small Cap Fund may add to existing client accounts and may open new accounts for existing or new clients. Exchanges into the Managers Small Cap Fund are not permitted, unless the exchange is being made into an existing shareholder or intermediary account, as described above. Fund management may reopen the Managers Small Cap Fund to certain investors in the future.

The Investment Manager may close any Fund at any time in the future.

FUND MANAGEMENT

Each Fund is a series of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 333 W. Wacker Drive, Chicago, Illinois 60606, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to each Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

Additional information regarding other accounts managed by the Portfolio Managers, their compensation and ownership of Fund shares is available in the Funds’ SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreements between the Investment Manager and certain Subadvisors is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2008, and a discussion regarding the basis for the Board of Trustees approving the Subadvisory Agreement between the Investment Manager and the Subadvisor for the Managers California Intermediate Tax-Free Fund will be available in the Funds’ Semi-Annual Report to Shareholders for the period ended April 30, 2009.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), each Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of each Fund and selects and recommends to the Funds’ Board of Trustees investment advisors (the “Subadvisors”) to manage each Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated Subadvisors for the Funds. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

MANAGERS FREMONT GLOBAL FUND

Other than the portion of the Fund’s assets invested in the Global Bond Fund, the Fund is managed by a group of Subadvisors, each with a specific investment focus.

First Quadrant, located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, manages the large-cap blend portion of the Fund. AMG, the indirect parent of the Investment Manager, indirectly owns a majority interest in First Quadrant. As of December 31, 2008, First Quadrant had assets and overlays under management of approximately $20 billion. Christopher G. Luck, CFA, Jia Ye and Nelson Wicas are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by First Quadrant and for supervising the

Managers Investment Group	33

SUMMARY OF THE FUNDS

FUND MANAGEMENT

day-to-day operations of the portfolio management team dedicated to the Fund. Mr. Luck is a Partner of First Quadrant and Director of Equity Portfolio Management, positions he has held since 1996, and is also Director of Global Equities, a position he has held since 2004. Ms. Ye is a Partner of First Quadrant and Chief Investment Strategist, positions she has held since 2008 and 2006, respectively. In 2000, Ms. Ye was named Director (Equities Research), responsible for overseeing the firm’s global market neutral strategies and involved in the construction of equity signals for both domestic and international markets, risk management, and product designs. Mr. Wicas has been Director of Global Equities Research at First Quadrant since March of 2008. Prior to joining First Quadrant, Mr. Wicas was a Principal in the Quantitative Equity Group of Research at Vanguard Group from 2007 through February 2008 and a Principal in the Investment Counseling and Research Group at Vanguard Group from 2003-2006.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109 and manages the international growth stock investments of the Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets. The portion of the Fund managed by Wellington Management is managed by Wellington Management’s International Growth Team, comprised of portfolio managers Andrew S. Offit, CPA, Jean-Marc Berteaux, and Matthew D. Hudson, CFA, who have each been primarily responsible for the day-to-day management of the portion of the Fund managed by Wellington Management since 2005. As of December 31, 2008, the team is supported by the research efforts of 53 industry and regional analysts. Mr. Berteaux is a Senior Vice President of, and portfolio manager for, Wellington Management and has been an investment professional with the firm since 2001. Mr. Hudson is a Vice President of, and portfolio manager for, Wellington Management and has been an investment professional with the firm since 2005. From 2000-2005, Mr. Hudson was a portfolio manager and analyst for American Century Investment Management. Mr. Offit is a Senior Vice President of, and a portfolio manager for, Wellington Management and has been an investment professional with the firm since 1997.

AllianceBernstein, located at 1345 Avenue of the Americas, New York, New York 10105, is a unit of Alliance Capital Management L.P. AllianceBernstein was first organized in 1962, and manages the international value stock investments of the Fund. As of December 31, 2008, AllianceBernstein had assets under management of approximately $462 billion. Sharon Fay, Kevin Simms, Henry D’Auria, and Eric Franco are primarily responsible for the day-to-day management of the portion of the Fund managed by AllianceBernstein. Ms. Fay and Messrs. Simms and D’Auria have served in that capacity since 2005 and Mr. Franco has served in that capacity since 2008. Ms. Fay has been the Chief Investment Officer for Global Value Equities since 2003, and from 1999-2006 she was the Co-Chief Investment Officer for European and UK Value Equities. Mr. Simms has been the Director of Research of Global and International Value Equities since 2000, and the Co-Chief Investment Officer for International Value Equities since 2003. Mr. D’Auria has been the Co-Chief Investment Officer of International Value Equities since 2003, and the Chief Investment Officer of Emerging Markets Value Equities since 2002, and from 1998 to 2002, was the manager of the global research department. Mr. Franco has served as a senior portfolio manager for International and Global Value Equities since 1998.

The Fremont Global Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.60% of the average daily net assets of the Fund. The Investment Manager has contractually agreed to waive the portion of management fee attributable to the assets of the Fund invested in the Global Bond Fund. The Investment Manager, in turn, pays a portion of the fee it receives from the Fund to each of the Fund’s Subadvisors. The Investment Manager also provides administrative services to the Fund, including:

•	Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date;

•	Supervising the preparation and filing of documents as required by state and Federal regulatory agencies; and

•	Management and oversight of all third-party service providers.

As compensation for these services, the Investment Manager receives an administrative fee of 0.25% per annum of the average daily net assets of each Fund. The Investment Manager has agreed to waive a portion of the administrative fee for the Fund with respect to those assets of the Fund invested in the Global Bond Fund such that its administrative fee for such assets will be 0.05% of the average daily net assets invested in the Global Bond Fund.

MANAGERS SMALL CAP FUND

The Fund’s Subadvisor is TimesSquare. TimesSquare, located at 1177 Avenue of the Americas, 39th Floor, New York, New York

34	Managers Investment Group

SUMMARY OF THE FUNDS

FUND MANAGEMENT

10036, manages the Managers Small Cap Fund. As of December 31, 2008, TimesSquare managed approximately $7.4 billion in assets. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in TimesSquare. Another indirect subsidiary of AMG is the Managing Member of the Investment Manager. Grant R. Babyak and Kenneth C. Duca are primarily responsible for the day-to-day management of the Fund. Mr. Babyak has served as co-manager of the Fund since December 2002. Mr. Babyak is a Managing Director and Portfolio Manager of TimesSquare with over 20 years of investment experience. Prior to joining TimesSquare in 2000, Mr. Babyak managed small- and mid-cap portfolios at Fiduciary Trust Company International, which he joined in 1996. Mr. Duca is a Director and Portfolio Manager of TimesSquare with over 18 years of experience. He has been a member of the TimesSquare team since 2000. Mr. Duca has served as co-manager of the Fund since 2007. The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to TimesSquare.

MANAGERS FREMONT MICRO-CAP FUND AND MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

Next Century, located at 5500 Wayzata Blvd, Suite 1275, Minneapolis, Minnesota 55416, manages a portion of each Fund focusing on micro-cap and small-cap growth investments. As of December 31, 2008, Next Century had assets under management of approximately $1.5 billion. Thomas L. Press, Donald M. Longlet, Robert E. Scott, Peter M. Capouch, and Kaj Doerring are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by Next Century and have served in that capacity since December 10, 2007. All of the portfolio managers work collaboratively to manage the portfolio, with no one person primarily responsible for portfolio management. Thomas Press is the Chariman and CEO of Next Century and Donald Longlet is the President of Next Century, both serving in their respective capacities since 1998. Robert Scott has been a portfolio manager of Next Century since 2000. Peter Capouch has been a portfolio manager at Next Century since 2003, and before that he served as a consultant analyst of State Street Advisers from 2002-2003. Kaj Doerring has been a portfolio manager since 2005, and before that he served as the Vice-President of Sales of Think Equity Partners from 2002-2005.

Lord Abbett, located at 90 Hudson Street, Jersey City, New Jersey 07302, manages a portion of each Fund focusing on micro-cap growth investments. As of December 31, 2008, Lord Abbett had assets under management of approximately $70.3 billion. Lord Abbett uses a team of investment managers and analysts acting together to manage the portion of each Fund’s portfolio that is managed by Lord Abbett. F. Thomas O’Halloran, Partner and Portfolio Manager, heads the Fund’s team and is primarily responsible for the day-to-day management of the Fund. The other senior team member is Anthony Hipple. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987. Mr. Hipple joined Lord Abbett in 2002 from Piper Jaffray Asset Management, where he served as a Senior Analyst. Mr. Hipple is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1995. Messrs. O’Halloran and Hipple have been members of the Fund’s investment team since 2007.

WEDGE Capital, located at 301 South College Street, Suite 2920, Charlotte, North Carolina 28202, manages a portion of each Fund focusing on micro-cap value investments. As of December 31, 2008, WEDGE Capital had assets under management of approximately $7 billion. Peter F. Bridge, R. Michael James, Michael Gardner, and Monika LaRiche, are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by WEDGE Capital and have served in that capacity since December 10, 2007. The Investment Policy Committee, which is made up of a broad representation of WEDGE Capital’s investment professionals, is responsible for general portfolio oversight. Peter F. Bridge and R. Michael James are General Partners and Portfolio Managers and have served in those positions during the past five years. Michael Gardner is a General Partner and the Director of Research and has served in those positions during the past five years. Monika LaRiche, CFA, is the lead micro-cap analyst on the team and has served as an Equity Research Associate at WEDGE Capital from 2002-2003 and as an Equity Research Analyst since 2004.

OFII, located at 470 Atlantic Avenue, 11th Floor, Boston, Massachusetts 02210, manages a portion of each Fund focusing on micro-cap core investments. As of December 31, 2008, OFII had assets under management of approximately $7 billion. Daniel Goldfarb, Christopher Crooks, and Steven Dray are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by OFII and have served in that capacity since December 10, 2007. Daniel Goldfarb is the lead Portfolio Manager of the team and also serves as Vice President of OFII and Head of the Fundamental Small Cap Core/Growth team. He is also responsible for managing the Micro-Cap Core, Small-Cap Growth, and Small-Cap Core strategies and serves as an equity analyst for these strategies. Prior to joining OFII in 2006, Mr. Goldfarb was a Managing Director/Portfolio Manager at OFII’s affiliate, Babson Capital Management LLC (“Babson Capital”), since 1995. Mr Goldfarb is assisted by Christopher Crooks and Steven Dray, portfolio managers who work collaboratively with Mr. Goldfarb on the day-to-day management of each Fund. Mr. Crooks currently serves as a Vice President

Managers Investment Group	35

SUMMARY OF THE FUNDS

FUND MANAGEMENT

of OFII and a Portfolio Manager for the Fundamental Small Cap Core/Growth team. He is also responsible for managing the Micro-Cap Core and Small-Cap Core strategies and serves as an equity analyst for these strategies. Prior to joining OFII in 2006, Mr. Crooks held the position of Managing Director/Portfolio Manager at Babson Capital since 2003. Prior to that, Mr. Crooks was a Managing Director/Analyst at Commerce Capital Markets responsible for covering the specialty chemicals and materials sectors. Mr. Dray is also a Vice President of OFII and a Portfolio Manager for the Fundamental Small Cap Core/Growth team. He is also responsible for managing the Micro-Cap Core, Small-Cap Growth, and Small-Cap Core strategies and serves as an equity analyst for these strategies. Prior to joining OFII in 2006, Mr. Dray was a Managing Director/Portfolio Manager at Babson Capital since 2001.

Each Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of its average daily net assets. The Investment Manager, in turn, pays a portion of this fee to each Subadvisor.

MANAGERS REAL ESTATE SECURITIES FUND

The Fund’s Subadvisor is Urdang. Urdang is a wholly owned subsidiary of The Bank of New York Mellon Corporation, the Trust’s custodian. Urdang, located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. As of December 31, 2008, Urdang managed approximately $1.4 billion in public real estate securities. Todd Briddell, CFA, Dean Frankel, CFA, and Eric Rothman, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Mr. Briddell and Mr. Frankel have served as co-managers of the Fund since March 2004. Mr. Briddell is Chief Investment Officer and Managing Director responsible for Global and Domestic investments in publicly traded real estate at Urdang. He co-founded Urdang’s real estate group in 1995 and has over 17 years of real estate industry experience. Mr. Frankel joined Urdang in 1997 as a Vice President and was named a Portfolio Manager in 2005, and Senior Portfolio Manager in 2006. He manages the firm’s proprietary research effort and oversees the firm’s U.S. trading activities. Eric Rothman joined the firm in the 2006 and is a Portfolio Manager. In his role as Portfolio Manager, Mr. Rothman is responsible for assisting Mr. Frankel for the U.S. real estate securities strategy, including market research and analysis. Prior to joining Urdang, Mr. Rothman was a REIT analyst with Wachovia Securities from 2001 to 2006 and an equity research analyst at AEW Capital Management, L.P. from 1997 to 2001. The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Urdang.

MANAGERS FREMONT BOND FUND

The Fund’s Subadvisor is PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660. William H. Gross, CFA, Portfolio Manager of the Fund since March 1994, is a founder and Managing Director of PIMCO. Mr. Gross has served as Managing Director since the firm’s inception in 1971, and has over 30 years of professional fixed-income investment experience. In addition to serving as Subadvisor to the Fund, PIMCO managed over $747 billion in fixed-income investments for institutional clients as of December 31, 2008.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.40% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to PIMCO.

PIMCO Regulatory and Litigation Matters

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of PIMCO Funds, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion

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SUMMARY OF THE FUNDS AND SHAREHOLDER GUIDE

FUND MANAGEMENT

to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint which claims that PIMCO violated the federal Commodity Exchange Act. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. In December 2007, the U.S. Court of Appeals for the Seventh Circuit granted the petition of PIMCO and PIMCO Funds for leave to appeal the class certification ruling. That appeal is now pending. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

The Fund’s Subadvisor is Miller Tabak Asset Management, located at 331 Madison Avenue, New York, New York 10017, and has managed the Fund since September 2008. Miller Tabak Asset Management is a division of Miller Tabak + Co., LLC, a twenty-six year old institutional trading firm. As of December 31, 2008, Miller Tabak Asset Management managed approximately $108 million in assets. Michael Pietronico is the portfolio manager primarily responsible for the day-to-day management of the Fund, and has managed the Fund since September 15, 2008. Mr. Pietronico previously managed the Fund from 2003 to 2007 while he served as a portfolio manager at Evergreen Investment Management Company, LLC (“Evergreen”), the Fund’s previous subadvisor. Mr. Pietronico is the Chief Executive Officer and Founding Partner of Miller Tabak Asset Management. Prior to joining Miller Tabak Asset Management, Mr. Pietronico served as Senior Vice President and Senior Portfolio Manager for Evergreen from 1992-2007. The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.40% of the average daily net assets of the Fund for the first $25 million of assets under management, 0.35% for the next $25 million, 0.30% for the next $50 million, 0.25% for the next $50 million, and 0.20% on amounts in excess of $150 million. The Investment Manager, in turn, pays a portion of this fee to Miller Tabak Asset Management.

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Funds or to redeem out of the Funds. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value (the “NAV”) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV per share is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to a Fund were received by the processing organization in proper form before 4:00 p.m.

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SHAREHOLDER GUIDE

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Funds use the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments of the Managers Fremont Global Fund and the Managers Fremont Bond Fund that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for shareholder servicing provided by these programs. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

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SHAREHOLDER GUIDE

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

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SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares…	If you wish to add shares to your account…	If you wish to sell shares*…
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PNC Global Investment Servicing (U.S.) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•   Name of the Fund

•   Dollar amount or number of shares you wish to sell

•   Your name

•   Your account number

•   Signatures of all account owners

Mail your letter to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 ($250,000 for Managers Fremont Institutional Micro-Cap Fund).

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Redemptions of $50,000 and over or $250,000 and over for Managers Fremont Institutional Micro-Cap Fund require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions that are below $50,000 or $250,000 for Managers Fremont Institutional Micro-Cap Fund.

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SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Funds (except Managers Fremont Institutional Micro-Cap Fund)

	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Managers Fremont Institutional Micro-Cap Fund

	Initial Investment	Additional Investments
• Regular Accounts	$250,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 ($250,000 for Managers Fremont Institutional Micro-Cap Fund) or more worth of shares, you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS OF THE FUNDS

The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if its value falls below $500 ($50,000 for Managers Fremont Institutional Micro-Cap Fund) due to redemptions you make, but not until after a Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (the “SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 42.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

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SHAREHOLDER GUIDE

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. Managers Fremont Global Fund may be subject to additional risks of frequent trading activities because of the potential for time-zone arbitrage relating to the foreign portfolio securities held by this Fund. As described previously, the Fund has adopted fair value procedures to minimize these risks. Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, and Managers Fremont Institutional Micro-Cap Fund may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, these Funds may be targets for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although each Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of a Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 43.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

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SHAREHOLDER GUIDE

Be sure to read the prospectus of any fund that you are considering for an exchange. When you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your Fund. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions, if any, annually in December, with the exception of the Fremont Bond and California Intermediate Tax-Free Funds, which declare income dividends and distributions daily and pay them out monthly. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the Internal Revenue Code of 1986, as amended (the “Code”) and as in effect as of the date of this Prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain distributions are taxable to you as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

The Managers California Intermediate Tax-Free Fund will generally be eligible to designate certain distributions as exempt-interest dividends. Properly designated exempt-interest dividends are exempt from U.S. federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, the receipt of an exempt-interest dividend may have on the federal taxation of your benefits. Special rules apply to the receipt of exempt-interest dividends under state tax laws.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

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SHAREHOLDERS GUIDE

OTHER TAX MATTERS

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would generally be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations. A Fund’s investment in an underlying fund, including the Fremont Global Fund’s investment in the Global Bond Fund, will not be considered to be an investment in the securities of foreign corporations regardless of the extent to which the underlying fund itself invests in such securities.

Depending on the Fremont Global Fund’s percentage ownership in an underlying fund, such as the Global Bond Fund, before and after a redemption of underlying fund shares, the Fund’s redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a relatively small portion of such interest. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if shareholders had held the shares of the underlying funds directly.

In addition, certain of a Fund’s investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, and shares of other investment funds (such as the Fremont Global Fund’s investment in the Global Bond Fund and certain Funds’ investments in real estate investment trusts), could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

44	Managers Investment Group

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

	For the fiscal year ended October 31,
Managers Fremont Global Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$16.49	$14.24	$13.19	$12.19	$11.17
Income from Investment Operations:
Net investment income	0.45	0.08 [3]	0.27	0.46	0.18
Net realized and unrealized gain (loss) on investments	(6.65)	2.31 [3]	1.48	0.69	0.86
Total from investment operations	(6.20)	2.39	1.75	1.15	1.04
Less Distributions to Shareholders from:
Net investment income	(0.47)	(0.14)	(0.70)	(0.15)	(0.02)
Total distributions to shareholders	(0.47)	(0.14)	(0.70)	(0.15)	(0.02)
Net Asset Value, End of Year	$9.82	$16.49	$14.24	$13.19	$12.19
Total Return[1]	(38.66)%	16.94%	13.67%	9.79%	9.27%
Ratio of net expenses to average net assets	0.80%	0.90%	1.11%	1.09%	1.02%
Ratio of net investment income to average net assets[1]	3.18%	0.52%	1.68%	1.56%	1.38%
Portfolio turnover	143%	123%	60%	108%	56%
Net assets at end of year (000’s omitted)	$78,339	$175,105	$182,387	$183,197	$238,436

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.08%	1.10%	1.13%	1.10%	1.02%
Ratio of net investment income to average net assets	2.90%	0.32%	1.67%	1.56%	1.38%

	For the fiscal year ended October 31,
Managers Small Cap Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$17.87	$15.47	$12.90	$11.10	$10.76
Income from Investment Operations:
Net investment loss	(0.12)[3]	(0.11)[3]	(0.12)[3]	(0.14)[3]	(0.15)
Net realized and unrealized gain (loss) on investments	(6.06)[3]	2.51 [3]	2.69 [3]	1.94 [3]	0.49
Total from investment operations	(6.18)	2.40	2.57	1.80	0.34
Net Asset Value, End of Year	$11.69	$17.87	$15.47	$12.90	$11.10
Total Return[1]	(34.58)%	15.51%	19.92%	16.13%	3.16%
Ratio of net expenses to average net assets	1.41%	1.39%	1.38%	1.47%	1.60%
Ratio of net investment loss to average net assets [1]	(0.79)%	(0.68)%	(0.84)%	(1.10)%	(1.43)%
Portfolio turnover	59%	49%	49%	67%	54%
Net assets at end of year (000’s omitted)	$51,057	$87,015	$89,175	$66,301	$54,101

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.43%	1.41%	1.42%	1.53%	1.63%
Ratio of net investment loss to average net assets	(0.80)%	(0.70)%	(0.88)%	(1.16)%	(1.46)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.

Managers Investment Group	45

FINANCIAL HIGHLIGHTS

Managers Fremont Micro-Cap Fund	For the fiscal year ended October 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$41.90	$34.48	$29.65	$27.86	$28.14
Income from Investment Operations:
Net investment loss	(0.31)[3]	(0.37)[3]	(0.26)[3]	(0.38)	(0.44)
Net realized and unrealized gain (loss) on investments	(16.18)[3]	7.79 [3]	5.09 [3]	2.17	0.16
Total from investment operations	(16.49)	7.42	4.83	1.79	(0.28)
Net Asset Value End of Year	$25.41	$41.90	$34.48	$29.65	$27.86
Total Return[1]	(39.37)%	21.52%[4]	16.29%	6.42%	(1.00)%
Ratio of net expenses to average net assets	1.54%	1.53%	1.54%	1.56%	1.62%
Ratio of net investment loss to average net assets [1]	(0.92)%	(1.01)%	(0.79)%	(1.11)%	(1.41)%
Portfolio turnover	193%	76%	82%	68%	83%
Net assets at end of year (000’s omitted)	$132,424	$271,934	$303,474	$397,629	$490,527

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.66%	1.53%	1.54%	1.56%	—
Ratio of net investment loss to average net assets	(1.04)%	(1.01)%	(0.79)%	(1.11)%	—

	For the fiscal year ended October 31,
Managers Fremont Institutional Micro-Cap Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$16.65	$15.07	$14.94	$14.49	$14.52
Income from Investment Operations:
Net investment loss	(0.10)[3]	(0.13)[3]	(0.09)[3]	—	(0.17)
Net realized and unrealized gain (loss) on investments	(5.87)[3]	2.99 [3]	2.36 [3]	0.97	0.14
Total from investment operations	(5.97)	2.86	2.27	0.97	(0.03)
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.00)#	—
Net realized gain on investments	(2.04)	(1.28)	(2.14)	(0.52)	—
Total distribution to shareholders	(2.04)	(1.28)	(2.14)	(0.52)	—
Net Asset Value End of Year	$8.64	$16.65	$15.07	$14.94	$14.49
Total Return[1]	(40.45)%	20.48%	16.33%	6.54%	(0.21)%
Ratio of net expenses to average net assets	1.30%	1.35%	1.35%	1.35%	1.30%
Ratio of net investment loss to average net assets [1]	(0.74)%	(0.83)%	(0.63)%	(0.89)%	(1.09)%
Portfolio turnover	198%	129%	78%	73%	87%
Net assets at end of year (000’s omitted)	$26,759	$141,223	$259,395	$295,701	$358,011

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.55%	1.39%	1.37%	1.39%	1.30%
Ratio of net investment loss to average net assets	(0.99)%	(0.87)%	(0.65)%	(0.93)%	(1.09)%

#	Rounds to less than $0.01 per share.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

46	Managers Investment Group

FINANCIAL HIGHLIGHTS

Managers Real Estate Securities Fund	For the fiscal year ended October 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$12.57	$14.74	$12.86	$12.75	$10.09
Income from Investment Operations:
Net investment income	0.13 [3]	0.06	0.18	0.35	0.30
Net realized and unrealized gain (loss) on investments	(4.06)[3]	0.22	3.87	1.86	2.66
Total from investment operations	(3.93)	0.28	4.05	2.21	2.96
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.10)	(0.10)	(0.35)	(0.30)
Net realized gain on investments	(2.97)	(2.35)	(2.07)	(1.75)	—
Total distributions to shareholders	(3.09)	(2.45)	(2.17)	(2.10)	(0.30)
Net Asset Value, End of Year	$5.55	$12.57	$14.74	$12.86	$12.75
Total Return[1]	(38.95)%	2.10%	36.43%	18.84%	29.56%
Ratio of net expenses to average net assets	1.48%	1.40%	1.46%	1.42%	1.50%
Ratio of net investment income to average net assets[1]	1.63%	0.82%	0.97%	1.93%	2.68%
Portfolio turnover	127%	126%	69%	70%	136%
Net assets at end of year (000’s omitted)	$12,366	$26,561	$27,624	$24,903	$28,586

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.80%	1.41%	1.46%	1.54%	1.67%
Ratio of net investment income to average net assets	1.31%	0.83%	0.97%	1.81%	2.51%

	For the fiscal year ended October 31,
Managers Fremont Bond Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.41	$10.31	$10.31	$10.79	$10.43
Income from Investment Operations:
Net investment income	0.57	0.47	0.47	0.37	0.24
Net realized and unrealized gain (loss) on investments	(0.61)	0.13	(0.00)#	(0.17)	0.42
Total from investment operations	(0.04)	0.60	0.47	0.20	0.66
Less Distributions to Shareholders from:
Net investment income	(0.52)	(0.50)	(0.47)	(0.35)	(0.25)
Net realized gain on investments	–	–	–	(0.33)	(0.05)
Total distributions to shareholders	(0.52)	(0.50)	(0.47)	(0.68)	(0.30)
Net Asset Value, End of Year	$9.85	$10.41	$10.31	$10.31	$10.79
Total Return[1]	(0.60)%	5.96%	4.75%	2.00%	6.45%
Ratio of net operating expenses to average net assets	0.58%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets[1]	4.47%	4.86%	4.72%	3.43%	2.24%
Portfolio turnover	431%	249%	244%	392%	113%
Net assets at end of year (000’s omitted)	$1,036,504	$1,207,072	$1,163,251	$971,130	$852,799

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.75%	0.77%	0.77%	0.72%	0.69%
Ratio of net investment income to average net assets	4.30%	4.69%	4.55%	3.31%	2.15%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
#	Rounds to less than ($0.01) per share.

Managers Investment Group	47

FINANCIAL HIGHLIGHTS

	For the fiscal year ended October 31,
Managers California Intermediate Tax-Free Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.56	$10.75	$10.66	$11.17	$11.08
Income from Investment Operations:
Net investment income	0.38	0.40	0.39	0.39	0.40
Net realized and unrealized gain (loss) on investments	(0.56)	(0.16)	0.25	(0.31)	0.28
Total from investment operations	(0.18)	0.24	0.64	0.08	0.68
Less Distributions to Shareholders from:
Net investment income	(0.38)	(0.40)	(0.40)	(0.40)	(0.40)
Net realized gain on investments	(0.16)	(0.03)	(0.15)	(0.19)	(0.19)
Total distributions to shareholders	(0.54)	(0.43)	(0.55)	(0.59)	(0.59)
Net Asset Value, End of Year	$9.84	$10.56	$10.75	$10.66	$11.17
Total Return[1]	(1.82)%	2.23%	6.21%	0.92%	6.39%
Ratio of net expenses to average net assets	0.55%	0.56%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets[1]	3.71%	3.75%	3.76%	3.74%	3.63%
Portfolio turnover	33%	35%	22%	28%	66%
Net assets at end of year (000’s omitted)	$32,955	$35,982	$54,144	$47,847	$50,784

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.80%	0.82%	0.82%	0.81%	0.74%
Ratio of net investment income to average net assets	3.46%	3.49%	3.49%	3.48%	3.44%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

48	Managers Investment Group

HOW TO CONTACT US

MANAGERS FUNDS

INVESTMENT MANAGER AND ADMINISTRATOR Managers Investment Group LLC 333 W. Wacker Drive Chicago, Illinois 60606 312.424.1200 or 800.835.3879	TRANSFER AGENT PNC Global Investment Servicing (U.S.) Inc. P.O. Box 9769 Providence, Rhode Island 02940-9769 800.548.4539

DISTRIBUTOR Managers Distributors, Inc. 333 W. Wacker Drive Chicago, Illinois 60606	TRUSTEES Jack W. Aber William E. Chapman, II Nathaniel Dalton Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis John H. Streur
CUSTODIAN The Bank of New York Mellon 2 Hanson Place Brooklyn, New York 10286
LEGAL COUNSEL Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624

Managers Investment Group	49

PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

WHERE TO FIND ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information (the “SAI”) contains additional information about the Funds and their investments. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2009 Managers Investment Group LLC

Investment Company Act Registration Number 811-06520

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

3	OVERVIEW

4-20	SUMMARY OF THE FUNDS

Managers AMG FQ Tax-Managed U.S. Equity Fund

Managers AMG FQ U.S. Equity Fund

Managers AMG FQ Global Alternatives Fund

Summary of Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management

21-30	SHAREHOLDER GUIDE

Your Account

Choosing a Share Class

Distribution and Service (12b-1) Fees

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

31-35	FINANCIAL HIGHLIGHTS

Managers AMG FQ Tax-Managed U.S. Equity Fund

Managers AMG FQ U.S. Equity Fund

Managers AMG FQ Global Alternatives Fund

36	HOW TO CONTACT US

Managers Investment Group	1

THIS PAGE INTENTIONALLY LEFT BLANK

OVERVIEW

This Prospectus contains important information about the Managers AMG FQ Tax-Managed U.S. Equity Fund, the Managers AMG FQ U.S. Equity Fund, and the Managers AMG FQ Global Alternatives Fund (each a “Fund,” and together the “Funds”). Each Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to these Funds.

Each Fund is subject to management risk because it is an actively managed investment portfolio. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest, and keep it for future reference. You should base your purchase of shares of a Fund on your own goals, risk preferences, and investment time horizons.

The following Summary of the Funds identifies each Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in each Fund begins after the Summary of the Funds.

Managers Investment Group	3

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Equities

Benchmark:

Russell 3000® Index

Tickers:

Class A: MFQAX

Class C: MFQCX

Institutional: MFQTX

Subadvisor:

First Quadrant L.P. (“First Quadrant”)

The Russell 3000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term after-tax returns for investors.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. First Quadrant considers issuers to be located in the U.S. if they are organized in the U.S., have their principal place of business in the U.S., or their securities are traded principally in the U.S. The Fund will ordinarily invest in approximately 75 to 250 stocks; however, the number of stocks will vary depending on market conditions and the size of the Fund.

First Quadrant will pursue the Fund’s objective by investing in a diversified portfolio of U.S. equity securities (generally common and preferred stocks) that reflects the characteristics of the Russell 3000® Index (the “Benchmark”) in terms of industry, earnings growth, valuation, and similar measurements. The Benchmark measures the performance of the largest 3,000 U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of December 31, 2008, the Benchmark had a market capitalization range of approximately $7.8 million to $406 billion.

PRINCIPAL INVESTMENT STRATEGIES

First Quadrant will use a proprietary quantitative analytical model to construct the Fund’s portfolio to reflect the characteristics of the Benchmark and will combine a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis will consist of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads, and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant will modify the industry weightings in the Fund’s portfolio relative to the Benchmark based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the Benchmark by more than 5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund’s exposure (relative to the Benchmark) to specific securities within an industry. Individual stocks will be selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions, and changes in various indices.

First Quadrant will manage the Fund’s portfolio to minimize taxable distributions to shareholders. First Quadrant will apply a variety of tax-sensitive investment techniques, including the following:

•	Investing in stocks that pay below-average dividends;

•	Employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and

•	Realizing losses on specific securities or specific tax lots of securities to offset realized gains.

4	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

First Quadrant will normally sell a security when:

•	It is no longer reasonably priced;

•	The market and economic environment are no longer attractive; or

•	The stock substantially increases the portfolio risk relative to the market.

The Fund may use derivatives, such as futures and options, for any reason, including to enhance return, earn income or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs.

The Fund can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

PRINCIPAL RISKS

•	Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•	Large Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and are not able to reach the same levels of growth as small- or mid-capitalization companies.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•	Tax Management Risk—although the Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to high quality, U.S. companies.

•	Seeking an equity portfolio that minimizes the impact of taxes.

•	Willing to accept a higher degree of risk for the opportunity of higher potential returns.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Christopher G. Luck, CFA

Partner, Director of Equity Portfolio Management, and Director of Global Equities of First Quadrant

Jia Ye

Partner and Chief Investment Strategist of First Quadrant

Nelson Wicas

Director of Global Equities Research of First Quadrant

See “Fund Management” on page 20 for more information on the portfolio managers.

Managers Investment Group	5

SUMMARY OF THE FUNDS

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Institutional Class shares of the Fund. Class A and Class C shares would have similar annual returns as Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, because Class A and Class C shares are subject to higher expenses than Institutional Class shares, Class A and Class C share performance would be lower than that shown. The information in the table includes the effects of maximum sales loads on Fund performance. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns (Institutional Class)

Best Quarter: 13.83% (2nd Quarter 2003)

Worst Quarter: –25.90% (4th Quarter 2008)

Average Annual Total Returns1 as of 12/31/08

FQ Tax-Managed U.S. Equity Fund	1 Year	5 Years	Since Inception
Class A Return Before Taxes	–44.36%	—	–13.28%[2]
Class C Return Before Taxes	–41.94%	—	–12.14%[2]
Institutional Class Return Before Taxes	–41.06%	–0.99%	–0.68%[3]
Institutional Class Return After Taxes on Distributions	–41.23%	–1.10%	–0.80%[3]
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	–26.52%	–0.84%	–0.60%[3]
Russell 3000® Index[4] (before taxes)	–37.31%	–1.95%	–2.36%[3]

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Class A and Class C shares will vary.

[2]	Since the inception of Class A and Class C shares on March 1, 2006.
[3]	Since the Fund’s inception on December 18, 2000.
[4]

The Russell 3000® Index is a market-capitalization weighted index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

6	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or the redemption proceeds)	None	[2]	1.00%[3]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None		None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Institutional Class
Management Fee	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.29%	2.04%	1.04%
Fee Waiver and Reimbursement[4]	(0.04)%	(0.04)%	(0.04)%
Net Annual Fund Operating Expenses[5]	1.25%	2.00%	1.00%

[1]

The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Choosing a Share Class–Class A Shares” for further information.

[2]	Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Choosing a Share Class—Class A Shares” for further information.
[3]

The 1.00% contingent-deferred sales charge applies only if you sell Class C shares of the Fund (or exchange Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.

[4]

The Investment Manager has contractually agreed, through at least March 1, 2010, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.24% for Class A shares, 1.99% for Class C shares, and 0.99% for Institutional Class shares, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[5]

The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus. The ratios reflect the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. For Class A shares, the example includes the Maximum Sales Charge (Load). Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$957	$1,238	$2,039
Class C	$303	$636	$1,095	$2,366
Institutional Class	$102	$327	$570	$1,267

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$203	$636	$1,095	$2,366

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	7

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Equities

Benchmark:

Russell 3000® Index

Tickers:

Class A: FQUAX

Class C: FQUCX

Institutional: MEQFX

Subadvisor:

First Quadrant L.P. (“First Quadrant”)

MANAGERS AMG FQ U.S. EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. First Quadrant considers issuers to be located in the U.S. if they are organized in the U.S., have their principal place of business in the U.S., or their securities are traded principally in the U.S.

The Fund invests primarily in equity securities (generally common and preferred stocks) of large U.S. companies. As of December 31, 2008, the median market capitalization of the companies held by the Fund was $7.7 billion. Normally, the Fund will invest at least 65% of its total assets in large-cap stocks.

PRINCIPAL INVESTMENT STRATEGIES

First Quadrant serves as Subadvisor to the Fund. With the help of quantitative analysis, First Quadrant seeks “growth at a reasonable price,” meaning it looks for companies with superior growth prospects that are also good values. First Quadrant’s goal is to provide investors with a core holding of U.S. equities through a diversified portfolio with both growth potential and minimal risk.

When implementing this structured investment strategy, First Quadrant typically:

•	Uses a sophisticated computer model to evaluate a broad universe of 3,000 of the largest stocks, representing approximately 98% of the U.S. market.

•	Identifies stocks that are relatively inexpensive and have rising earnings expectations and are well positioned to benefit from the current market and economic environment.

•	Aims to keep the portfolio turnover rate below the industry average over the long term.

First Quadrant will normally sell a security when:

•	It is no longer reasonably priced;

•	The market and economic environment are no longer attractive; or

•	The stock substantially increases the portfolio risk relative to the market.

The Fund intends to purchase stocks for the long term. However, sudden changes in the valuation, growth expectations, or risk characteristics may cause the Fund to sell stocks after only a short holding period.

The Fund may use derivatives, such as futures and options, for any reason, including to enhance return, earn income, or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs.

8	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ U.S. EQUITY FUND

PRINCIPAL RISKS

•	Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Large Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not reach the same levels of growth as small- or mid-capitalization companies.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to large, high-quality U.S. companies.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Christopher G. Luck, CFA

Partner, Director of Equity Portfolio Management, and Director of Global Equities of First Quadrant

Jia Ye

Partner and Chief Investment Strategist of First Quadrant

Nelson Wicas

Director of Global Equities Research of First Quadrant

See “Fund Management” on page 20 for more information on the portfolio managers.

Managers Investment Group	9

SUMMARY OF THE FUNDS

MANAGERS AMG FQ U.S. EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Institutional Class shares of the Fund. Class A and Class C shares would have similar annual returns as Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, because Class A and Class C shares are subject to higher expenses than the Institutional Class shares, Class A and Class C share performance would be lower than that shown. The information in the table includes the effects of maximum sales loads on Fund performance. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns (Institutional Class)

Best Quarter: 15.52% (2nd Quarter 2003)

Worst Quarter: –21.77% (4th Quarter 2008)

Average Annual Total Returns1 as of 12/31/08

FQ U.S. Equity Fund	1 Year	5 Years	10 Years	Since Inception
Class A Return Before Taxes	–40.49%	—	—	–11.12%[2]
Class C Return Before Taxes	–37.93%	—	—	–9.83%[2]
Institutional Class Return Before Taxes	–36.68%	0.01%	–1.08%	—
Institutional Class Return After Taxes on Distributions	–36.94%	–1.29%	–2.36%	—
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	–23.70%	–0.03%	–1.20%	—
Russell 3000® Index[3] (before taxes)	–37.31%	–1.95%	–0.80%	—

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Class A and Class C shares will vary.

[2]	Since the inception of Class A and Class C shares on March 1, 2006.
[3]

The Russell 3000® Index is a market-capitalization weighted index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

10	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ U.S. EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder fees (fees paid directly from your investment)

	Class A		Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or the redemption proceeds)	None	[2]	1.00%[3]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None		None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Institutional Class
Management Fee	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[4]	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses	1.16%	1.91%	0.91%
Fee Waiver and Reimbursement[5]	(0.12)%	(0.12)%	(0.12)%
Net Annual Fund Operating Expenses	1.04%	1.79%	0.79%

[1]

The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Choosing a Share Class–Class A Shares” for further information.

[2]	Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Choosing a Share Class—Class A Shares” for further information.
[3]

The 1.00% contingent-deferred sales charge applies only if you sell Class C shares of the Fund (or exchange Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.

[4]

In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investments in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

[5]

The Investment Manager has contractually agreed, through at least March 1, 2010, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.04% for Class A shares, 1.79% for Class C shares, and 0.79% for Institutional Class shares, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. For Class A shares, the example includes the Maximum Sales Charge (Load). Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$675	$911	$1,166	$1,893
Class C	$282	$588	$1,020	$2,223
Institutional Class	$81	$278	$492	$1,109

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$182	$588	$1,020	$2,223

Managers Investment Group	11

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Global Tactical Asset Allocation

Benchmark:

Citigroup 1-Month T-Bill Index

Tickers:

Class A: MGAAX

Class C: MGACX

Subadvisor:

First Quadrant L.P. (“First Quadrant”)

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

OBJECTIVE

The Fund’s investment objective is to achieve total return from investments in the global equity, fixed income and currency markets, independent of market direction.

FOCUS

The Fund seeks to generate returns through risk-controlled exposure to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets. The Fund’s investment process involves an analysis of returns based on the (i) relative returns derived from global asset class performance (for example, how global stocks performed relative to global bonds and cash); (ii) relative returns within the equity asset class based on country (for example, how U.S. equities performed relative to other global equities); (iii) relative returns within the fixed-income asset class based on country (for example, how U.S. bonds performed relative to other global bonds); and (iv) risks associated with currencies (collectively, the “First Quadrant Analysis”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund may achieve long and short exposure to global equity, bond, and currency markets through a wide range of derivative instruments and direct investments. The Fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices (including broad-based security indices), options on futures contracts, securities and security indices, swap contracts and forward contracts. The Fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations such as the World Bank and the United Nations).

There are no limits on the amount of Fund assets that may be allocated to any one of the equity, bond, and currency asset classes; however, under normal circumstances, it is expected that no more than 50% of the Fund’s exposure to such classes will be in currency forward contracts. Typically, the Fund expects to diversify its exposure among at least ten different countries, including the United States. In selecting equity investments for the Fund, First Quadrant is not constrained by any particular investment style or capitalization range. In selecting bond investments for the Fund, First Quadrant will have the flexibility to invest in debt-related investments of any credit quality and with any duration. The Fund is a “non-diversified fund,” which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than a diversified fund.

First Quadrant serves as Subadvisor to the Fund and selects investments for the Fund based upon the First Quadrant Analysis. First Quadrant applies a global view to portfolio construction for the Fund. Recognizing that the world’s economies are connected, the Fund’s investments in the global equity, bond, and currency markets will be mutually dependent. The Fund’s portfolio will reflect First Quadrant’s assessment of the combination of local market and economic factors, global equity, fixed income or currency market factors and changes in global interest rates. As a result, the relationship between a change in the price of a stock or fixed income market, or a change in a currency exchange rate in one market, may influence the decision to take or adjust positions in other instruments with exposure to other markets or other market types. Because changes in the global

Managers Investment Group	12

SUMMARY OF THE FUNDS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

equity, bond, and currency markets occur rapidly, it will often be difficult to respond quickly to such changes by investing directly in global equity securities, fixed income securities and currencies. Direct investments may also involve costs that would diminish or eliminate value that First Quadrant identifies in the global equity, bond and currency markets. Therefore, the Fund will often use derivative instruments as its principal means to quickly and efficiently gain exposure to equity securities, fixed income securities, and foreign currencies in seeking to take advantage of value (and reduce exposure to risks) that First Quadrant identifies in the global equity, bond, and currency markets.

The Fund is subject to rigorous ongoing risk management to attempt to minimize volatility and achieve a high correlation between the positions taken and the desired exposures.

ADDITIONAL PRACTICES/RISKS

The Fund may enter into short sales of securities (including ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, or enters into a short sale, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the short position.

PRINCIPAL RISKS

•	Asset Allocation Risk—the Fund’s investments may not be allocated in the best performing asset classes.

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain when converted back to U.S. dollars.

•	Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

•	Exchange Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Hedging Risk—there is no guarantee that hedging strategies will be successful.

•	Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

PORTFOLIO MANAGERS

Ken Ferguson

Partner and Co-Director of Global Derivatives of First Quadrant

Dori Levanoni

Partner, Co-Director of Global Derivatives, and Lead Portfolio Manager of First Quadrant

See “Fund Management” on page 20 for more information on the portfolio managers.

Managers Investment Group	13

SUMMARY OF THE FUNDS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

PRINCIPAL RISKS - CONTINUED

•	Leverage Risk—use of leverage can magnify relatively small market movements into relatively larger losses for the Fund.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•

Non-Diversified Fund Risk—a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, such as a corporate or government entity, which can place the Fund at greater risk.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

•	Short Sale Risk—the sale of a security that is borrowed may subject the Fund to potentially unlimited losses.

•	Tax Risk—although the Fund is expected to qualify as a registered investment company, it may not qualify, which could result in higher taxes to shareholders.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Seeking a mutual fund that may establish long or short exposure to global equity, bond, and currency markets and are willing to accept the risks of global investing.

•	Seeking a mutual fund that invests in a range of alternative investments, including futures, options, and other derivatives, as well as currencies and index exchange-traded funds.

•	Seeking to produce returns that are not directly correlated to major public equity or bond markets and are interested in either growth or income.

•	Willing to accept short-term volatility of returns.

14	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Class A shares of the Fund and does not reflect the impact of sales charges. If it did, performance would have been lower than that shown. The information in the table includes the effects of maximum sales loads on Fund performance. Class C shares would have a similar annual return as Class A shares because both classes are invested in the same portfolio of securities. Annual returns for Class A and Class C shares would differ only to the extent that the classes have different expenses. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns (Class A shares)

Best Quarter: 4.80% (3rd Quarter 2008)

Worst Quarter: –2.99% (4th Quarter 2007)

Average Annual Total Returns1 as of 12/31/08

FQ GlobalAlternatives Fund	1 Year	Since Inception[2]
Class A Return Before Taxes	–1.16%	0.90%

Class A Return After Taxes on Distributions	–3.38%	–0.26%

Class A Return After Taxes on Distributions and Sale of Fund Shares	–0.74%	0.13%

Class C Return Before Taxes	3.16%	2.34%

Citigroup 1-Month T-Bill index[3] (before taxes)	1.35%	3.47%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only, and after-tax returns for Class C shares will vary.

[2]	Since the Fund’s inception on March 30, 2006.
[3]

The Citigroup 1-Month T-Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

Managers Investment Group	15

SUMMARY OF THE FUNDS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or the redemption proceeds)	None [2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Class A	Class C
Management Fee	1.70%	1.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.50%	0.50%
Acquired Fund Fees and Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	2.57%	3.32%
Fee Waiver and Reimbursement[4]	(0.46)%	(0.46)%
Net Annual Fund Operating Expenses[5]	2.26%	3.02%

1	The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Choosing a Share Class–Class A Shares” for further information.
2	Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Choosing a Share Class—Class A Shares” for further information.
3	The 1.00% contingent-deferred sales charge applies only if you sell Class C shares of the Fund (or exchange Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.
4	The Investment Manager has contractually agreed, through at least March 1, 2010, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.99% for Class A shares and 2.74% for Class C shares, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.
5	The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus. The ratios reflect the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. For Class A shares, the example includes the Maximum Sales Charge (Load). Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$777	$1,287	$1,823	$3,281
Class C	$389	$980	$1,694	$3,585

The figures shown above for Class A shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$289	$980	$1,694	$3,585

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2010. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

16	Managers Investment Group

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

ASSET ALLOCATION RISK

Because the Managers AMG FQ Global Alternatives Fund (“FQ Global Alternatives Fund”) invests in a broad array of asset classes, it is subject to asset allocation risk. The FQ Global Alternatives Fund may allocate assets to an asset class that underperforms other asset classes. For example, the FQ Global Alternatives Fund may be overweight in equity-related investments when the stock market is falling and the fixed-income market is rising.

CREDIT RISK

An issuer of bonds may not be able to meet interest or principal payments when the bonds come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s Investors Service, Inc. and Standard and Poor’s Corporation. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

DERIVATIVES RISK

Derivatives include options, futures and forwards, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for a Fund. The FQ Global Alternatives Fund will invest extensively in derivatives.

EXCHANGE-TRADED FUND RISK

A Fund that invests in exchange traded-funds (“ETFs”) may be subject to risk. ETFs are generally investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risks of securities held by the ETF, including the risks that an ETF may not track the underlying index.

FOREIGN SECURITIES RISK

Investments in securities of foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

HEDGING RISK

The decision as to whether and to what extent a Fund will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the Fund and the availability of suitable transactions. Accordingly, there can be no assurance that a Fund’s hedging strategies will be successful. Hedging transactions involve costs and may result in losses.

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SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

INFLATION RISK

Inflation risk is the risk that the price of an asset, or income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

INTEREST RATE RISK

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

LARGE-CAPITALIZATION STOCK RISK

The stocks of large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, funds that invest in large-capitalization companies may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

LEVERAGE RISK

Borrowing, and certain derivative investments, such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses for a fund.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by a Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not closely linked to U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

NON-DIVERSIFIED FUND RISK

A fund which is “non-diversified” can invest a greater percentage of its assets in a single issuer or a group of issuers than a diversified fund. To the extent that a Fund invests significant portions of its portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to additional risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PREPAYMENT RISK

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back any time. Typically, debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the

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SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, purchasers of a 30-year, 5% coupon bond can anticipate that they will receive a 5% return on their original capital, but unless they can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk. Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SHORT SALES RISK

Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

SMALL- AND MID-CAPITALIZATION STOCK RISK

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

TAX RISK

Each Fund expects to elect and qualify to be treated each taxable year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, a Fund must meet certain requirements. One of these requirements is that at least 90% of a Fund’s gross income in each taxable year be derived from certain sources (referred to below as “qualifying income”). Each Fund, including the FQ Global Alternatives Fund, invests in a manner that is consistent with their current understanding of these requirements. Congress or the Treasury Department can change or clarify these requirements at any time, possibly with retroactive effect. If Congress, the Treasury Department or the Internal Revenue Service were to take any action that altered the current understanding of these requirements, certain types of income representing a significant portion of the FQ Global Alternatives Fund’s gross income may not constitute qualifying income. In that case, the FQ Global Alternatives Fund could be forced to change the manner in which it pursues its investment strategy or could cease to qualify for the special tax treatment accorded regulated investment companies under federal income tax law. If income that does not constitute qualifying income were to represent more than 10% of the Fund’s gross income in any taxable year, the Fund would be liable for federal income tax at regular corporate income tax rates (approximately 35%) on all of its income for that taxable year. This would likely materially reduce the investment return to the Fund’s shareholders.

Shareholders should consult with their tax advisors with respect to the specific tax consequences of an investment in the Funds. Please see the Funds’ Statement of Additional Information dated March 1, 2009 (the “SAI”) for more information.

TAX MANAGEMENT RISK

Tax-management strategies applied to the Managers AMG FQ Tax-Managed U.S. Equity Fund (“FQ Tax-Managed U.S. Equity Fund”) are designed to minimize taxable income and capital gains for shareholders. Notwithstanding the use of these strategies, the Fund may have taxable income and may realize taxable capital gains. The ability of the Fund to avoid realizing taxable gains may be affected by the timing of cash flows into and out of the Fund attributable to the payment of expenses and daily net sales and redemptions. In addition, investors purchasing shares when the Fund has large accumulated capital gains could receive a significant portion of the purchase price of these shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund’s assets.

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SUMMARY OF THE FUNDS

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds’ SAI.

TEMPORARY DEFENSIVE MEASURES

From time to time, each Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with a Fund’s investment objective and principal investment strategies. A Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

Each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

INVESTMENT OBJECTIVES

Each Fund’s investment objective may be changed without shareholder approval.

FUND MANAGEMENT

Each Fund is a series of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 333 W. Wacker Drive, Chicago Illinois 60606, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of First Quadrant, the Subadvisor to each Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), each Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of each Fund and selects and recommends to the Funds’ Board of Trustees investment advisors (the “Subadvisors”) to manage each Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated Subadvisors for the Funds. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement.

Shareholders of a Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

First Quadrant, founded in 1988 and located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, provides asset management to corporations, endowments, foundations, high-net-worth individuals and public pension plans. AMG indirectly owns a majority interest in First Quadrant. As of December 31, 2008, First Quadrant had assets and overlays under management of approximately $20 billion.

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND AND MANAGERS AMG FQ U.S. EQUITY FUND

Christopher G. Luck, CFA, Jia Ye and Nelson Wicas are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio and for supervising the day-to-day operations of the portfolio management team dedicated to the Funds. Mr. Luck is a Partner of First Quadrant and Director of Equity Portfolio Management, positions he has held since 1996, and is also Director of Global Equities, a position he has held since 2004. Ms. Ye is a Partner of First

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FUND MANAGEMENT

Quadrant and Chief Investment Strategist, positions she has held since 2008 and 2006, respectively. In 2000, Ms. Ye was named Director (Equities Research), responsible for overseeing the firm’s global market neutral strategies and involved in the construction of equity signals for both domestic and international markets, risk management, and product designs. Mr. Wicas has been Director of Global Equities Research at First Quadrant since March of 2008. Prior to joining First Quadrant, Mr. Wicas was a Principal in the Quantitative Equity Group of Research at Vanguard Group from 2007 through February 2008 and a Principal in the Investment Counseling and Research Group at Vanguard Group from 2003 through 2006.

The Managers AMG FQ Tax-Managed U.S. Equity Fund (“FQ Tax-Managed U.S. Equity Fund”) is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor.

The Managers AMG FQ U.S. Equity Fund (“FQ U.S. Equity Fund”) is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.35% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor.

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

Kenneth J. Ferguson, Ph.D. and Dori Levanoni, the portfolio managers of the Fund, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Ferguson is a Partner and Co-Director of Global Derivatives Strategies at First Quadrant, positions he has held since 2005. Prior to 2005, he served as Associate Director of Research and then Director of Research. Mr. Levanoni is a Partner and Co-Director of Global Derivatives Strategies at First Quadrant. He became a Partner in 2006 and Co-Director of Global Derivatives Strategies in 2005. Prior to 2005, he served as Associate Director of Research and then Director of Research.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor.

ADDITIONAL INFORMATION

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and First Quadrant is available in the Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2008.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the Funds’ SAI.

YOUR ACCOUNT

You may invest in the Funds by purchasing either Class A, Class C or Institutional Class shares. (Institutional shares are not available for the FQ Global Alternatives Fund.) Each Class of shares is subject to different types and levels of sales charges, expenses, and minimum initial investment amounts, as described below.

The Class A and Class C shares of the Funds are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which will result in Class A and Class C shares experiencing a lower total return than the Institutional Class shares. The net asset value (the “NAV”) per share of the three Classes may also differ. In all other material respects, the Class A, Class C and Institutional Class shares are the same, each share representing a proportionate interest in a Fund.

Each Fund and Class of shares is subject to a minimum (and possible maximum) initial investment amount, as described on pages 25 and 27.

Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

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SHAREHOLDER GUIDE

YOUR ACCOUNT (CONTINUED)

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each Fund will use the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio securities of the FQ Global Alternatives Fund that trade primarily on foreign markets are priced based on the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies on recommendations of a third-party fair valuation service in adjusting the prices of such foreign securities. A Fund’s investments in derivative instruments traded in foreign markets (including futures contracts on equity and fixed income securities and security indexes and options on futures contracts, securities and security indexes) are priced based on the market quotation of such instruments in their respective principal markets as of the close of regular business on the NYSE. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV.

Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

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SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS

Investors can choose between three share classes when investing in the Funds:

•	Class A

•	Class C

•	Institutional Class (not available for FQ Global Alternatives Fund)

When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you also discuss your investment goals and choices with your financial professional to determine which share class is right for you.

CLASS A SHARES

The offering price of Class A shares equals the Fund’s current share price, or NAV, plus an initial sales charge that varies according to the total amount you invest, as shown below. In addition, for purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged within the first 18 months of purchase, as described below in the table and corresponding footnotes. You also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See page 25 for more information.

SALES CHARGE REDUCTIONS AND WAIVERS

To determine the initial sales charge, we add the current NAV of any existing investments in the Managers Family of Funds to the amount of your investment, which could mean a lower sales charge. You may also be eligible for a reduced sales charge if you do the following:

•

You may add Managers Funds held by other fiduciaries on your behalf. To obtain this benefit, you must tell us when you buy Class A shares about your ownership of these other funds and ask us to calculate your sales charge accordingly. You must also inform your broker-dealer or other financial intermediary of any other investments you own in the Managers Family of Funds.

•

You may submit a Letter of Intent to buy more shares. If you agree to invest a definite amount in Class A shares of the Fund over the 13 months following your first purchase, we calculate the initial sales charge as if you are purchasing all the shares at one time. You could lower the sales charge still further if you include investments in other funds in the Managers Family of Funds in your Letter of Intent.

•	We may waive the initial sales charge in our discretion or for investments by certain eligible investors, including:

•	Omnibus accounts established in conjunction with certain tax-qualified employee benefit plans;

•	Accounts established by financial intermediaries that have selling agreements with the Distributor or have services agreements with the Investment Manager;

•	Current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members;

•

Current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of these individuals;

CALCULATING THE CLASS A SALES CHARGE
If the amount of your purchase is …	Your initial sales charge as a % of the offering price is:	Your initial sales charge as a % of the net amount you invested is:	The one-time dealer allowance as a % of the share price is:
Less than $25,000	5.75	6.10	5.00
$25,000 to $49,999	5.00	5.26	4.25
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $249,999	3.50	3.63	2.75
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None*

*	If you acquire or hold $1 million or more of Class A shares of the Fund or across the Managers Family of Funds, either as a lump sum or through the rights of accumulation or letter of intent programs, you can buy Class A shares without an initial sales charge. Unless you exchange Class A shares for Class A shares of another fund, there is a 1.00% contingent deferred sales charge on any such shares not subject to an initial sales charge that you redeem or exchange within 18 months of purchase. The Distributor may make a payment to financial intermediaries with respect to such shares not subject to an initial sales charge. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. Please see CDSC Reductions and Waivers for additional information regarding contingent deferred sales charges.

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SHAREHOLDER GUIDE

•

Certain charitable or governmental organizations, investment advisors making purchases for their own accounts or the accounts of advisory clients, bank trust departments or trust companies making purchases on behalf of trust or fiduciary accounts; and

•	Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee.

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

For more information on sales charge reductions and waivers, consult your registered financial professional, the Funds’ Web site at www.managersinvest.com, or the SAI.

CLASS C SHARES

Class C shares have no up-front sales charges. Your entire amount invested purchases Fund shares at the Fund’s NAV. However, you do pay:

•

A surrender charge(referred to as “contingent deferred sales charge,” or CDSC) on shares you sell or exchange for shares of a fund that are not subject to a sales charge, within one year of your purchase; and

•	Higher annual expenses than Class A shares on your investment for ten years after your purchase.

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

•	An annual 12b-1 distribution and shareholder service fee of 1.00%.

Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

CDSC REDUCTIONS AND WAIVERS

For Class C shares and certain large purchases of Class A shares, you will be charged a CDSC on shares you sell or exchange for shares of a fund that does not have a sales charge.

To minimize the CDSC you pay:

•	The Funds assume that shares acquired through reinvested dividends and capital gains distributions (which are not subject to a CDSC) are sold first.

•	Shares that have been in your account long enough so they are not subject to a CDSC are sold next.

•	After these shares are exhausted, the Funds sell shares in the order in which they were purchased, from oldest to newest.

The amount of any CDSC that you pay is based on the shares’ original purchase price or current NAV, whichever is less.

A Fund or the Distributor may, in its discretion, waive the CDSC any time, including when the following circumstances occur:

•	Certain benefit payments and mandatory withdrawals under retirement plans;

•	Death or disability of the shareholder; and

•	Payments under a qualifying automatic redemption plan.

You do not pay a CDSC when you exchange shares of a Fund to buy the same class of shares of any other fund in the Managers Family of Funds. If you sell the shares that you acquired by exchanging shares of the Fund, the Fund calculates the CDSC as if you held the shares from the date you originally purchased the shares you exchanged.

Consult your registered financial professional, the Funds’ Web site at www.managersinvest.com, or the SAI for more information about CDSC waivers.

COMPARING FEES AND EXPENSES FOR SHARE CLASSES WITH SALES CHAR GES
	Class A Shares	Class C Shares
Sales Charge	Up to 5.75% of total investment, depending on investment amount (see table on previous page)	None
Surrender Charge (CDSC)	None (except with respect to certain redemptions or exchanges following purchases of $1 million or more)	1% of purchase or sale, whichever is less, within one year of purchase
Operating Expenses	Lower than Class C shares	Higher than Class A Shares
Annual Return	Higher than comparable investment in Class C Shares	Lower than comparable investment in Class A shares
Distribution & Service (12b-1) Fees	0.25%	1.00%

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MAXIMUM INVESTMENT IN CLASS C SHARES

The Funds will refuse a purchase order for Class C shares when the total value of the purchase, plus the value of existing investments in the Managers Family of Funds, is $1,000,000 or more. If you are considering cumulative purchases of $1,000,000 or more in the Managers Family of Funds, consult your registered investment professional to determine whether Class A shares may be more to your advantage.

INSTITUTIONAL CLASS SHARES

Institutional Class shares of the FQ Tax-Managed U.S. Equity Fund and FQ U.S. Equity Fund have no up-front sales charges or CDSC. Your entire amount invested purchases Fund shares at the Fund’s NAV. The Institutional Class shares also do not pay annual 12b-1 distribution or shareholder service fees.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for shareholder servicing provided by these programs. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

DISTRIBUTION AND SERVICE (12B-1) FEES

The Funds have adopted a Distribution and Service Plan (12b-1 Plan) for Class A and Class C shares that allows the Funds to pay fees for selling and distributing their shares and for providing service to shareholders. The 12b-1 fees are paid to the Distributor to cover the Funds’ sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the Funds’ net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges.

Class A Shares

•	The selling broker-dealer may retain the portion of the front-end sales charge you pay on these shares, identified as the dealer allowance in the comparison chart on page 23.

•	Fees paid to the Distributor may not exceed 0.25% annually of the Class A average daily NAV.

Class C Shares

•

The Distributor pays the selling broker-dealer 1.00% of the purchase amount. The Fund uses part of the proceeds from the CDSC (applicable to shares sold within one year of purchase) and the 12b-1 fee to defray this payment.

•	The payments for shareholder servicing may not exceed an annual rate of 0.25% of the Class C average daily NAV.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any time.

When you buy or sell Fund shares, the price is the NAV per share, plus or minus any applicable sales charges described above, that is calculated after we receive your order in proper form. Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automatic Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

Managers Investment Group	25

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES
	If you wish to open an account and buy shares*…	If you wish to add shares to your account*…	If you wish to sell shares*, †…

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: by mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PNC Global Investment Servicing (U.S.) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•   Name of the Fund

•   Dollar amount or number of shares you wish to sell

•   Your name

•   Your account number

•   Signatures of all account owners

Mail your letter to:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Class A and Class C shares and $250,000 for Institutional Class shares)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Please indicate which class of shares you are buying or selling when you place your order.
†	Redemptions of $50,000 or more for Class A shares and Class C shares or $250,000 or more for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions that are below $50,000 for Class A and Class C shares and $250,000 for Institutional Class shares.

26	Managers Investment Group

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments
Class A:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Class C:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Institutional Class
• Regular Accounts	$2,500,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time. With respect to the FQ U.S. Equity Fund and FQ Tax-Managed U.S. Equity Fund, the minimum additional investment amount for Institutional Class shares shall be waived for investments by accounts established prior to March 1, 2006 (the date on which each Fund’s existing share class was redesignated as Institutional Class shares).

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Class A or Class C shares or $250,000 or more of Institutional Class shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Funds may restrict or limit certain transactions, including, but not limited, to the following examples:

•

Redeem your account if its value falls below $500 with respect to Class A or Class C shares, or falls below $50,000 with respect to Institutional Class shares, due to redemptions you make, but not until a Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (the “SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 28.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

Managers Investment Group	27

SHAREHOLDER GUIDE

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. There may be additional risks due to frequent trading activities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PL AN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

•	If you exchange Class A shares of a Fund, you will not be charged an initial sales charge on the shares for which you are exchanging them.

•

Except for a CDSC that may be applicable to your exchange of Class A or Class C shares, there is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 29.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

•	If you sell Class C shares you acquired through an exchange within a year, we calculate any CDSC from the date you originally purchased the shares that you exchanged.

•

If you sell Class A shares you acquired through an exchange following a purchase of $1 million or more, we determine if a CDSC is applicable by referring to the date you originally purchased the shares that you exchanged to determine if you have held the shares for less than 18 months.

28	Managers Investment Group

SHAREHOLDER GUIDE

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. When you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at anytime.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from a Fund. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the the Code and as in effect as of the date of this Prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the U.S. federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares. Class C shares of the Funds automatically convert to Class A shares of the Funds at the end of the tenth year after

Managers Investment Group	29

SHAREHOLDER GUIDE

FEDERAL INCOME TAX INFORMATION ( Continued )

purchase. The IRS currently treats these automatic conversions as not taxable to you. If the IRS changes its tax treatment, the Fund may suspend the automatic conversion feature. If this happens, you would have the option to convert your Class C shares at the end of the tenth year, to Class A shares. This exchange would be based on the relative NAV of the Class A and the Class C shares and would not result in a sales charge or fee, but you might face certain tax consequences.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number(“SSN”) or other tax-payer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

OTHER TAX MATTERS

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would generally be decreased. You will generally not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund.

In addition, certain of a Fund’s investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, and shares of other investment funds, such as Exchange Traded Funds (“ETFs”), could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

30	Managers Investment Group

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or since inception). Certain information reflects results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

MANAGERS AMG FQ TAX-MANAGED

U.S. EQUITY FUND

	For the fiscal year ended October 31,
Institutional Class Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$16.80	$13.93	$11.89	$9.94	$9.39
Income from Investment Operations:
Net investment income	0.13	0.06	0.03	0.01	0.11
Net realized and unrealized gain (loss) on investments	(6.87)	2.82	2.03	2.04	0.44
Total from investment operations	(6.74)	2.88	2.06	2.05	0.55
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.01)	(0.02)	(0.10)	—
Net Asset Value, End of Year	$9.99	$16.80	$13.93	$11.89	$9.94
Total Return[1]	(40.26)%	20.68%	17.37%	20.75%	5.86%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets[1]	0.92%	0.37%	0.23%	0.04%	0.99%
Portfolio turnover	136%	65%	98%	105%	131%
Net assets at end of year (000’s omitted)	$48,882	$95,510	$82,975	$55,377	$45,321

Expense Offsets:[2]
Ratio of total expenses to average net assets	1.03%	1.07%	1.11%	1.21%	1.20%
Ratio of net investment income (loss) to average net assets	0.88%	0.29%	0.12%	(0.17)%	0.79%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

Managers Investment Group	31

FINANCIAL HIGHLIGHTS

MANAGERS AMG FQ TAX-MANAGED

U.S. EQUITY FUND

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class A Shares	2008	2007	2006 *
Net Asset Value, Beginning of Period	$16.75	$13.91	$13.01
Income from Investment Operations:
Net investment income	0.10	0.02	0.00 [5]
Net realized and unrealized gain (loss) on investments	(6.81)	2.82	0.90
Total from investment operations	(6.71)	2.84	0.90
Less Distributions to Shareholders from:
Net investment income	(0.05)	—	—
Net Asset Value, End of Period	$9.99	$16.75	$13.91
Total Return[1]	(40.15)%[6]	20.42%	6.92%[2]
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%[3]
Ratio of net investment income (loss) to average net assets[1]	0.67%	0.30%	(0.11)%[3]
Portfolio turnover	136%	65%	98%[2]
Net assets at end of period (000’s omitted)	$15,334	$23,803	$574

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.28%	1.32%	1.40%[3]
Ratio of net investment income (loss) to average net assets	0.63%	0.22%	(0.27)%[3]

MANAGERS AMG FQ TAX-MANAGED

U.S. EQUITY FUND

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class C Shares	2008	2007	2006 *
Net Asset Value, Beginning of Period	$16.53	$13.83	$13.01
Income from Investment Operations:
Net investment income (loss)	(0.02)	0.00 [5]	(0.03)
Net realized and unrealized gain (loss) on investments	(6.69)	2.70	0.85
Total from investment operations	(6.71)	2.70	0.82
Net Asset Value, End of Period	$9.82	$16.53	$13.83
Total Return[1]	(40.56)%	19.52%[6]	6.30%[2]
Ratio of net expenses to average net assets	1.99%	1.99%	1.99%[3]
Ratio of net investment loss to average net assets[1]	(0.09)%	(0.36)%	(0.91)%[3]
Portfolio turnover	136%	65%	98%[2]
Net assets at end of period (000’s omitted)	$6,693	$9,490	$941

Expense Offsets:[4]
Ratio of total expenses to average net assets	2.03%	2.07%	2.15%[3]
Ratio of net investment loss to average net assets	(0.13)%	(0.44)%	(1.06)%[3]

*	Class A and Class C shares commenced operations on March 1, 2006.
1	Total returns and net investment income would have been lower had certain expenses not been reduced.
2	Not annualized.
3	Annualized.
4	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
5	Rounds to less than $0.01.
6	The Total Return is based on the Financial Statement Net Asset Value as shown above.

32	Managers Investment Group

FINANCIAL HIGHLIGHTS

MANAGERS AMG FQ U.S. EQUITY FUND

	For the fiscal year ended October 31,
Institutional Class Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$15.49	$14.90	$12.93	$11.62	$10.59
Income from Investment Operations:
Net investment income	0.19	0.15	0.17	0.20	0.11
Net realized and unrealized gain (loss) on investments	(5.23)	2.11	2.49	1.26	1.00
Total from investment operations	(5.04)	2.26	2.66	1.46	1.11
Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.16)	(0.18)	(0.15)	(0.08)
Net realized gain on investments	(1.61)	(1.51)	(0.51)	—	—
Total distributions to shareholders	(1.77)	(1.67)	(0.69)	(0.15)	(0.08)
Net Asset Value, End of Year	$8.68	$15.49	$14.90	$12.93	$11.62
Total Return[1]	(36.43)%	16.54%	21.44%	12.64%	10.52%
Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.85%	0.79%
Ratio of net investment income to average net assets[1]	1.36%	0.96%	1.23%	1.49%	0.97%
Portfolio turnover	227%	106%	89%	105%	106%
Net assets at end of year (000’s omitted)	$35,135	$82,915	$78,068	$72,470	$72,878

Expense Offsets:[2]
Ratio of total expenses to average net assets	0.91%	0.83%	0.82%	—	—
Ratio of net investment income to average net assets	1.24%	0.92%	1.19%	—	—

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

Managers Investment Group	33

FINANCIAL HIGHLIGHTS

MANAGERS AMG FQ U.S. EQUITY FUND

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2006*
Class A Shares	2008	2007
Net Asset Value, Beginning of Period	$15.43	$14.88	$13.53
Income from Investment Operations:
Net investment income	0.09	0.17	0.01
Net realized and unrealized gain (loss) on investments	(5.14)	2.05	1.34
Total from investment operations	(5.05)	2.22	1.35
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.16)	—
Net realized gain on investments	(1.61)	(1.51)	—
Total distributions to shareholders	(1.75)	(1.67)	—
Net Asset Value, End of Period	$8.63	$15.43	$14.88
Total Return[1]	(36.64)%	16.28%	9.98%[2]
Ratio of net expenses to average net assets	1.04%	1.04%	1.04%[3]
Ratio of net investment income to average net assets[1]	1.07%	0.56%	0.63%[3]
Portfolio turnover	227%	106%	89%[2]
Net assets at end of period (000’s omitted)	$22,966	$21,773	$371

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.16%	1.08%	1.13%[3]
Ratio of net investment income to average net assets	0.95%	0.52%	0.54%[3]

MANAGERS AMG FQ U.S. EQUITY FUND

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2006*
Class C Shares	2008	2007
Net Asset Value, Beginning of Period	$15.27	$14.85	$13.53
Income from Investment Operations:
Net investment income	0.04	0.13	0.00 [5]
Net realized and unrealized gain (loss) on investments	(5.13)	1.96	1.32
Total from investment operations	(5.09)	2.09	1.32
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.16)	—
Net realized gain on investments	(1.61)	(1.51)	—
Total distributions to shareholders	(1.66)	(1.67)	—
Net Asset Value, End of Period	$8.52	$15.27	$14.85
Total Return[1]	(37.12)%	15.35%	9.76%[2]
Ratio of net expenses to average net assets	1.79%	1.79%	1.79%[3]
Ratio of net investment income (loss) to average net assets[1]	0.37%	(0.13)%	0.16%[3]
Portfolio turnover	227%	106%	89%[2]
Net assets at end of period (000’s omitted)	$1,158	$2,326	$97

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.91%	1.83%	1.88%[3]
Ratio of net investment income (loss) to average net assets	0.25%	(0.17)%	(0.07)%[3]

*	Class A and Class C shares commenced operations on March 1, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[5]	Rounds to less than $0.01.

34	Managers Investment Group

FINANCIAL HIGHLIGHTS

MANAGERS AMG FQ GLOBAL

ALTERNATIVES FUND

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2006 *
Class A Shares	2008	2007
Net Asset Value, Beginning of Period	$9.94	$9.73	$10.00
Income from Investment Operations:
Net investment income	0.04 [6]	0.18 [6]	0.16
Net realized and unrealized gain (loss) on investments	1.15 [6]	0.22 [6]	(0.43)
Total from investment operations	1.19	0.40	(0.27)
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.19)	—
Net realized gain on investments	(0.10)	—	—
Total distributions to shareholders	(0.13)	(0.19)	—
Net Asset Value, End of Period	$11.00	$9.94	$9.73
Total Return[1]	12.17%[5]	4.11%[5]	(2.70)%[2]
Ratio of net expenses to average net assets	2.26%	2.50%	2.50%[3]
Ratio of net investment income to average net assets[1]	0.36%	1.72%	1.38%[3]
Portfolio turnover	133%	104%	48%[2]
Net assets at end of period (000’s omitted)	$89,232	$37,716	$20,661

Expense Offsets:[4]
Ratio of total expenses to average net assets	2.45%	2.56%	3.20%[3]
Ratio of net investment income to average net assets	0.17%	1.66%	0.68%[3]

MANAGERS AMG FQ GLOBAL

ALTERNATIVES FUND

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2006 *
Class C Shares	2008	2007
Net Asset Value, Beginning of Period	$9.82	$9.69	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.04)[6]	0.11 [6]	0.02
Net realized and unrealized gain (loss) on investments	1.13 [6]	0.21 [6]	(0.33)
Total from investment operations	1.09	0.32	(0.31)
Less Distributions to Shareholders from:
Net investment income (loss)	(0.01)	(0.19)	—
Net realized gain on investments	(0.09)	—	—
Total distributions to shareholders	(0.10)	(0.19)	—
Net Asset Value, End of Period	$10.81	$9.82	$9.69
Total Return[1]	11.31%[5]	3.30%[5]	(3.10)%[2]
Ratio of net expenses to average net assets	3.02%	3.25%	3.25%[3]
Ratio of net investment income (loss) to average net assets[1]	(0.38)%	1.03%	1.03%[3]
Portfolio turnover	133%	104%	48%[2]
Net assets at end of period (000’s omitted)	$12,128	$7,464	$695

Expense Offsets:[4]
Ratio of total expenses to average net assets	3.21%	3.31%	3.52%[3]
Ratio of net investment income (loss) to average net assets	(0.57)%	0.97%	0.76%[3]

*	Class A and Class C Shares commenced operations on March 30, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense reimbursements / recoupments or fee waivers and expense reductions such as brokerage credits, but include non-reimbursable expenses, if any, such as interest and taxes.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[6]	Per share numbers have been calculated using average shares.

Managers Investment Group	35

HOW TO CONTACT US

FQ TAX-MANAGED U.S . EQUITY FUND

FQ U.S. EQUITY FUND

FQ GLOBAL ALTERNATIVES FUND

INVESTMENT MANAGER AND ADMINISTRATOR Managers Investment Group LLC 333 W. Wacker Drive Chicago, Illinois 60606 312.424.1200 or 800.835.3879	LEGAL COUNSEL Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624

SUBADVISOR First Quadrant, L.P. 800 E. Colorado Boulevard, Suite 900 Pasadena, CA 91101	TRANSFER AGENT PNC Global Investment Servicing (U.S.) Inc. P.O. Box 9769 Providence, Rhode Island 02940-9769 800.548.4539

DISTRIBUTOR Managers Distributors, Inc. 333 W. Wacker Drive Chicago, Illinois 60606	TRUSTEES Jack W. Aber William E. Chapman, II Nathaniel Dalton Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis John H. Streur
CUSTODIAN The Bank of New York Mellon 2 Hanson Place Brooklyn, New York 10286

36	Managers Investment Group

PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

WHERE TO FIND ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information (the “SAI”) contains additional information about the Funds and their investments. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2009 Managers Investment Group LLC

Investment Company Act registration Number 811-06520

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.